UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period :	November 1, 2013 — October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Absolute Return 700 Fund

FUND SYMBOL
(CLASS A SHARES)

PDMAX

Putnam Absolute Return 700 Fund®

Annual report
10 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund®

Annual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	88
Shareholder meeting results	89
About the Trustees	90
Officers	92

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 16, 2014

Putnam Absolute Return 700 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 700 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

James A. Fetch *(industry since 1994)*

Robert J. Kea, CFA *(industry since 1988)*

Joshua B. Kutin, CFA *(industry since 1998)*

Robert J. Schoen *(industry since 1990)*

Jason R. Vaillancourt, CFA *(industry since 1993)*

The fund is not intended to outperform stocks and bonds during strong market rallies.

2 Absolute Return 700 Fund

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

Putnam Absolute Return 700 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to manage risk.

Standard deviation of returns since fund inception 12/23/08–10/31/14

Treasury bills 0.05%
Putnam Absolute Return 700 Fund® 4.49%
Bonds 2.80%
Stocks 14.86%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

Absolute Return 700 Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — class A shares before sales charge
Putnam Absolute Return 700 Fund® (PDMAX)
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
Fund's target
Fund's benchmark plus 7.00%
7.16
6.04
0.16
7.13
4.79
0.13
7.09
5.66
0.09
7.07
5.65
0.07
LIFE OF FUND
(since 12/23/08)
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

4     Absolute Return 700 Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the investment environment like during the 12-month period ended October 31, 2014?

Investors benefited from strong U.S. stock market performance in the past 12 months. Despite some sources of uncertainty both here in the United States and across the globe, stocks exhibited resilience, with the S&P 500 Index hitting many record highs throughout the period.

In the United States, markets overcame questions about the impact of the Federal Reserve’s reduction and eventual end of its long-running bond-buying program, and about a first-calendar-quarter slowdown related to unusually harsh winter weather in the United States. Abroad, conflicts in Eastern Europe and the Middle East, the Ebola virus health scare, and economic woes in the eurozone and China prompted concerns. At the same time, several positive developments emerged: the U.S. unemployment rate dropped below 6%, GDP growth rebounded, and corporate earnings continued to grow.

During the period’s second half, the price of oil started to fall as a result of excess supply, in part due to North American energy production and signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to cut output. While not positive for the energy sector, the drop in oil price had a stimulative effect, particularly for U.S. consumers, who paid lower prices at the gas pump as well as on their home-heating bills.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/14. See pages 3, 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Absolute Return 700 Fund     5

In September and the first half of October, U.S. stocks experienced a significant downdraft as the Ebola health scare and fears of a global economic slowdown weighed on sentiment. However, in the final weeks of October, markets reversed course, with stock values surging as investors began to feel more hopeful about the economy and corporate profits. These are the sorts of volatility episodes that our absolute return strategies are well equipped to navigate, we believe.

What strategies do you employ in the portfolio?

Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 700 basis points on an annualized basis over a reasonable period of time [generally at least three years or more], regardless of market conditions.

With the goal of building a more resilient portfolio, we use both directional strategies, which are trades based on our assessment of broad market direction, and non-directional strategies, which we believe can deliver positive returns regardless of market direction — whether up, down, or sideways. The combination of directional and non-directional strategies can help reduce the fund’s overall volatility, diversify our sources of return, and contribute to the portfolio’s goal of consistent performance.

In addition to shifting the composition of risk between directional and non-directional strategies, total risk and expected return within the portfolio can be increased or decreased based on our outlook and current market conditions. During the reporting period, the fund’s total return was lower than its target based in part on our view of the appropriate level of risk to take. We note, however, that the fund’s strategy is based on return and volatility targets over a full market cycle.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 10/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Absolute Return 700 Fund

“What was once a wobbly recovery now
appears to be on firmer footing.”

Bob Kea

Directional and non-directional strategies are two of the primary strategies for the fund, but it’s important to note that one of the essential features of an absolute return approach is that we have the flexibility to use a variety of tools to seek to mitigate a variety of risks.

Also, when it comes to equity investments, we target less volatile, or “low-beta,” stocks. We do this because, in our research on historical market trends and patterns, we have found that low-beta stocks have historically provided better risk-adjusted returns than the overall market for longer time periods.

How did you implement directional and non-directional strategies during the annual reporting period?

During the period, the portfolio was fairly well diversified. Within directional strategies, the most significant contribution came from exposure to equities. Our largest position was in U.S. equities; we continued to favor stocks that have been less volatile than the overall market. Positive exposure to credit risk was also a significant directional contributor, as high-yield bonds and other credit-sensitive areas of fixed income performed well.

Within the non-directional component, equity and fixed-income selection strategies had the greatest impact. In non-directional equity selection, returns were generated from a number of quantitatively driven trades. Fixed-income selection, which isolated mortgage credit and prepayment risk, also added significant value, as did active currency positions and regional trades favoring the United States.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Absolute Return 700 Fund     7

Among the non-directional strategies that detracted from fund performance were two targeted regional equity trades. First, within emerging markets [EM], we positioned the portfolio to be short a basket of five EM markets that we thought would underperform. However, stocks in these markets outperformed, causing the strategy to detract from fund results. The second trade focused on a recovery in the eurozone relative to global markets, which had not materialized by the end of the reporting period.

What is your view of stock valuations today?

At period-end, equity valuations were in the top half of their average historical range. I believe that stock prices in general reflect full valuation, but they are not extreme by any measure. We are seeing significantly fewer compelling valuation opportunities, in my opinion, and the market is closing in on three years without a correction — that is, a decline of 10% or more from its peak. In this environment, we have been continuing to take a slightly more cautious approach to portfolio construction. We believe the corporate earnings picture remains positive, aided by increases in revenue, or top-line, growth.

Now that the Fed has ended its quantitative easing bond-buying program, what is your perspective on the central bank raising short-term interest rates?

At the end of October, the central bank concluded its latest quantitative easing [QE] program, in which it had been buying U.S. Treasuries and agency mortgage-backed securities. It has undertaken a series of similar programs since 2008. Fed officials cited “substantial improvement” in employment growth and sustained strengthening of the overall economy as key reasons for ending QE. While there had been concerns about the effects of the Fed’s retreat, the markets took the program’s conclusion in stride. This was what the central bank hoped for all

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Absolute Return 700 Fund

along — that the economic recovery would sustain itself without stimulus.

In anticipation of the possibility of the Fed raising short-term interest rates in mid-2015, we’re monitoring the credit markets closely and have begun to reduce exposure across the portfolio. We are also monitoring interest-rate-sensitive assets, given the expectation that rates will eventually rise. With the global yield environment being so low and the U.S. dollar strong, however, U.S. Treasuries continue to look attractive, in our opinion. We also like the potential diversification benefits of having some exposure to rate-sensitive bonds, as they tend to be negatively correlated to equities and credit.

What is your outlook for the economy and market in coming months?

What was once a wobbly recovery now appears to be on firmer footing. It appears that the U.S. economy is continuing to gather strength, with declining unemployment, lower energy prices, and earnings continuing to surprise on the upside. As I mentioned, I believe equities are fully valued, but not overvalued, and I believe they can continue to deliver decent risk-adjusted returns into 2015. I anticipate the U.S. economy and stock market leading the world in terms of growth.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 700 Fund     9

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

In the aftermath of November’s U.S. elections, it’s worth noting that U.S. stocks have gained during every six-month period following midterm votes since 1940. During the past 74 years, 18 midterm elections have been held. In every instance, stocks, as measured by the S&P 500 Index*, have delivered a positive return for the November 1–April 30 period. Gains have often been significant, with stocks delivering an average 17.91% return. The biggest advance of 26.88% took place in 1970–1971. The second biggest return — 26.57% — occurred in 1942–1943. The lowest return was 0.75% in 1946–1947. Why has the market consistently advanced following every midterm election, despite varying economic conditions across these periods? Many market observers believe that it comes down to clarity — in other words, each instance might be considered a “relief rally,” as election-related uncertainty tends to diminish.

*Returns for 1966 and earlier are based on Ibbotson U.S. Large Stock Total Return Extended Index.

10     Absolute Return 700 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	41.00%	32.89%	34.83%	33.83%	34.99%	34.99%	36.50%	31.72%	38.46%	42.97%	43.07%	42.84%
Annual average	6.04	4.98	5.24	5.10	5.26	5.26	5.46	4.82	5.72	6.30	6.31	6.28
5 years	26.34	19.08	21.69	19.69	21.72	21.72	22.97	18.67	24.52	28.00	28.09	27.88
Annual average	4.79	3.55	4.00	3.66	4.01	4.01	4.22	3.48	4.48	5.06	5.08	5.04
3 years	17.96	11.18	15.41	12.41	15.43	15.43	16.19	12.13	17.12	19.04	19.13	18.94
Annual average	5.66	3.60	4.89	3.98	4.90	4.90	5.13	3.89	5.41	5.98	6.01	5.95
1 year	5.65	–0.43	4.92	–0.08	4.91	3.91	5.12	1.44	5.40	6.03	5.97	5.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 700 Fund     11

Comparative index returns For periods ended 10/31/14

	BofA Merrill Lynch U.S. Treasury Bill Index	Barclays U.S. Aggregate Bond Index	S&P 500 Index
Life of fund	0.92%	30.99%	165.30%
Annual average	0.16	4.72	18.13
5 years	0.64	22.97	116.38
Annual average	0.13	4.22	16.69
3 years	0.27	8.42	71.82
Annual average	0.09	2.73	19.77
1 year	0.07	4.14	17.27

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 12/23/08 to 10/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B would have been valued at $13,483 ($13,383 with contingent deferred sales charge). Class C shares would have been valued at $13,499, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,172. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $13,846, $14,297, $14,307, and $14,284, respectively. The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

12     Absolute Return 700 Fund

Fund price and distribution information For the 12-month period ended 10/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.141		$0.054	$0.053	$0.081		$0.115	$0.169	$0.182	$0.175
Capital gains	—		—	—	—
Total	$0.141		$0.054	$0.053	$0.081		$0.115	$0.169	$0.182	$0.175
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/13	$12.17	$12.91	$11.91	$11.91	$11.99	$12.42	$12.04	$12.22	$12.23	$12.20
10/31/14	12.71	13.49	12.44	12.44	12.52	12.97	12.57	12.78	12.77	12.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	40.77%	32.68%	34.61%	33.61%	34.77%	34.77%	36.28%	31.51%	38.24%	42.63%	42.85%	42.51%
Annual average	6.11	5.02	5.29	5.15	5.31	5.31	5.51	4.86	5.77	6.35	6.38	6.33
5 years	26.82	19.53	21.93	19.93	22.08	22.08	23.33	19.01	24.88	28.27	28.46	28.15
Annual average	4.87	3.63	4.05	3.70	4.07	4.07	4.28	3.54	4.54	5.11	5.14	5.09
3 years	21.31	14.33	18.51	15.51	18.53	18.53	19.41	15.23	20.36	22.32	22.50	22.21
Annual average	6.65	4.57	5.82	4.92	5.83	5.83	6.09	4.84	6.37	6.95	7.00	6.91
1 year	6.80	0.66	6.00	1.00	5.99	4.99	6.20	2.48	6.47	7.19	7.21	7.08

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Absolute Return 700 Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/13	1.26%	2.01%	2.01%	1.76%	1.51%	1.03%	0.93%	1.01%
Annualized expense ratio for the six-month period ended 10/31/14*†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%	0.91%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 10/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2014, to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.27	$10.07	$10.07	$8.80	$7.53	$5.00	$4.64	$4.99
Ending value (after expenses)	$1,020.90	$1,017.20	$1,017.20	$1,017.90	$1,018.60	$1,022.40	$1,021.60	$1,021.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Absolute Return 700 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2014, use the following calculation method. To find the value of your investment on May 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.26	$10.06	$10.06	$8.79	$7.53	$4.99	$4.63	$4.99
Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.27	$1,020.62	$1,020.27

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their

16     Absolute Return 700 Fund

properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Absolute Return 700 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

Absolute Return 700 Fund     19

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

20     Absolute Return 700 Fund

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, effective through at least February 29, 2016, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.10% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund,

Absolute Return 700 Fund     21

the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment

22     Absolute Return 700 Fund

mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2013. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Over the one-year, three-year and five-year periods, your fund’s class A shares’ return net of fees and expenses was positive, exceeded the return of its benchmark, and trailed its targeted annual return, which is the return of its benchmark plus 700 basis points. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Absolute Return 700 Fund     23

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     Absolute Return 700 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

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The fund’s portfolio 10/31/14

COMMON STOCKS (32.1%)*	Shares	Value
Basic materials (0.9%)
Compass Minerals International, Inc.	5,200	$445,536
International Flavors & Fragrances, Inc.	10,571	1,048,115
Newmont Mining Corp.	9,300	174,468
PPG Industries, Inc.	14,200	2,892,398
Royal Gold, Inc.	9,900	565,785
Sherwin-Williams Co. (The)	12,400	2,846,544
Sigma-Aldrich Corp.	12,117	1,646,821
		9,619,667
Capital goods (1.1%)
Lockheed Martin Corp.	30,100	5,736,157
Republic Services, Inc.	26,800	1,029,120
Roper Industries, Inc.	9,663	1,529,653
Stericycle, Inc. †	7,900	995,400
Waste Connections, Inc.	10,600	528,940
Waste Management, Inc.	39,500	1,931,154
		11,750,424
Communication services (0.7%)
Verizon Communications, Inc.	160,817	8,081,054
		8,081,054
Conglomerates (2.8%)
3M Co.	32,300	4,966,771
Danaher Corp.	70,492	5,667,557
Marubeni Corp. (Japan)	1,155,800	7,285,167
Mitsubishi Corp. (Japan)	418,400	8,058,833
Mitsui & Co., Ltd. (Japan)	341,400	5,062,112
		31,040,440
Consumer cyclicals (4.1%)
Advance Auto Parts, Inc.	1,516	222,791
Automatic Data Processing, Inc.	34,300	2,805,054
AutoZone, Inc. †	4,746	2,627,005
CDK Global, Inc. †	11,433	384,149
Discovery Communications, Inc. †	7,500	262,425
Dollar Tree, Inc. †	32,163	1,948,113
Ecolab, Inc.	19,700	2,191,230
Gartner, Inc. †	9,200	742,532
Hanesbrands, Inc.	15,500	1,636,955
Home Depot, Inc. (The)	74,223	7,238,227
Johnson Controls, Inc.	46,000	2,173,500
Kimberly-Clark Corp.	37,547	4,290,496
MSC Industrial Direct Co., Inc. Class A	7,366	596,425
O’Reilly Automotive, Inc. †	15,500	2,726,140
Omnicom Group, Inc.	38,272	2,750,225
Scripps Networks Interactive Class A	16,395	1,266,350
Signet Jewelers, Ltd.	12,600	1,512,126
Thomson Reuters Corp. (Canada)	20,400	759,288
Total System Services, Inc.	26,000	878,540
Vantiv, Inc. Class A †	19,000	587,480
VF Corp.	33,200	2,246,975
Viacom, Inc. Class B	65,705	4,775,439
		44,621,465

26     Absolute Return 700 Fund

COMMON STOCKS (32.1%)* cont.	Shares	Value
Consumer staples (3.4%)
Altria Group, Inc.	138,431	$6,691,755
Chipotle Mexican Grill, Inc. †	1,200	765,600
Church & Dwight Co., Inc.	18,200	1,317,862
Colgate-Palmolive Co.	36,200	2,421,056
Costco Wholesale Corp.	43,800	5,841,606
Dr. Pepper Snapple Group, Inc.	30,700	2,125,974
Hershey Co. (The)	23,496	2,253,501
McDonald’s Corp.	66,768	6,258,165
PepsiCo, Inc.	51,342	4,937,560
Starbucks Corp.	9,116	688,805
Sumitomo Mitsui Financial Group, Inc. (Japan)	398,200	4,169,002
		37,470,886
Energy (2.5%)
Chevron Corp.	31,062	3,725,887
ConocoPhillips	59,475	4,291,121
Dril-Quip, Inc. †	6,500	584,675
Exxon Mobil Corp.	116,431	11,260,041
Phillips 66	64,809	5,087,507
Spectra Energy Corp.	73,766	2,886,464
		27,835,695
Financials (5.9%)
ACE, Ltd.	29,400	3,213,420
Alleghany Corp. †	1,211	538,023
American Campus Communities, Inc. R	16,700	655,809
American Financial Group, Inc.	9,400	562,402
Arch Capital Group, Ltd. †	15,196	855,839
Arthur J. Gallagher & Co.	17,300	825,210
AvalonBay Communities, Inc. R	2,900	451,936
Axis Capital Holdings, Ltd.	15,100	726,914
Berkshire Hathaway, Inc. Class B †	63,034	8,834,844
Broadridge Financial Solutions, Inc.	14,700	645,771
Capital One Financial Corp.	67,000	5,545,590
Cullen/Frost Bankers, Inc.	7,000	565,670
Essex Property Trust, Inc. R	9,700	1,957,072
Everest Re Group, Ltd.	7,286	1,243,356
Federal Realty Investment Trust R	8,700	1,146,660
Health Care REIT, Inc. R	47,900	3,406,168
Home Properties, Inc. R	8,700	559,497
M&T Bank Corp.	15,300	1,869,354
Markel Corp. †	900	621,801
Mid-America Apartment Communities, Inc. R	11,600	819,656
New York Community Bancorp, Inc.	62,300	993,685
Northern Trust Corp.	9,400	623,220
PartnerRe, Ltd.	7,907	914,761
Progressive Corp. (The)	58,600	1,547,626
Public Storage R	14,639	2,698,552
RenaissanceRe Holdings, Ltd.	6,454	666,892
Signature Bank †	8,000	969,040
Tanger Factory outlet Centers, Inc. R	14,500	518,665
U.S. Bancorp	82,300	3,505,980

Absolute Return 700 Fund     27

COMMON STOCKS (32.1%)* cont.	Shares	Value
Financials cont.
Visa, Inc. Class A	30,200	$7,291,186
Wells Fargo & Co.	165,780	8,801,260
WP Carey, Inc. R	10,700	724,604
		64,300,463
Health care (4.1%)
Actavis PLC †	20,400	4,951,896
AmerisourceBergen Corp.	35,200	3,006,432
Becton Dickinson and Co.	18,600	2,393,820
C.R. Bard, Inc.	9,873	1,618,876
Cardinal Health, Inc.	49,528	3,886,957
Eli Lilly & Co.	88,215	5,851,301
Johnson & Johnson	89,385	9,633,915
McKesson Corp.	26,879	5,467,456
Mednax, Inc. †	15,700	980,151
Merck & Co., Inc.	125,627	7,278,828
		45,069,632
Technology (4.9%)
Amdocs, Ltd.	18,600	884,244
Analog Devices, Inc.	49,000	2,431,380
ANSYS, Inc. †	11,500	903,440
Apple, Inc.	47,905	5,173,740
CDW Corp. of Delaware	13,600	419,424
Cisco Systems, Inc.	271,100	6,633,817
DST Systems, Inc.	4,800	462,480
eBay, Inc. †	112,500	5,906,250
EMC Corp.	195,200	5,608,096
Fidelity National Information Services, Inc.	30,600	1,786,734
Fiserv, Inc. †	23,200	1,611,936
Google, Inc. Class A †	3,800	2,157,906
Honeywell International, Inc.	62,600	6,017,112
Intuit, Inc.	26,700	2,349,867
Jack Henry & Associates, Inc.	10,300	616,146
Linear Technology Corp.	37,100	1,589,364
Microsoft Corp.	25,423	1,193,610
Paychex, Inc.	47,100	2,210,874
Synopsys, Inc. †	14,600	598,308
Texas Instruments, Inc.	105,300	5,229,198
		53,783,926
Transportation (0.7%)
Kirby Corp. †	4,800	530,784
Landstar System, Inc.	6,800	503,268
Teekay Corp.	7,100	415,066
United Parcel Service, Inc. Class B	59,499	6,242,040
		7,691,158
Utilities and power (1.0%)
American Water Works Co., Inc.	15,300	816,561
Duke Energy Corp.	74,700	6,136,605
Southern Co. (The)	89,700	4,158,492
		11,111,658
Total common stocks (cost $309,360,883)		$352,376,468

28     Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (16.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (8.9%)
Fannie Mae REMICS
Ser. 78, Class KI, IO, 3 1/2s, 2027	$2,078,659	$280,316
Ser. 6, Class BI, IO, 3s, 2042	7,551,906	830,710
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 16.555s, 2034	425,854	567,608
IFB Ser. 4091, Class SH, IO, 6.397s, 2042	3,197,857	820,602
IFB Ser. 3232, Class KS, IO, 6.147s, 2036	711,044	96,435
IFB Ser. 4139, Class SA, IO, 5.997s, 2042	2,761,043	669,580
IFB Ser. 4143, Class DS, IO, 5.967s, 2042	2,935,172	698,905
IFB Ser. 4104, Class S, IO, 5.947s, 2042	883,148	202,809
IFB Ser. 3116, Class AS, IO, 5.947s, 2034	782,395	40,651
IFB Ser. 4240, Class SA, IO, 5.847s, 2043	8,455,732	1,965,789
IFB Ser. 4245, Class AS, IO, 5.847s, 2043	8,872,013	2,035,720
IFB Ser. 271, Class S5, IO, 5.847s, 2042	8,632,862	2,038,909
IFB Ser. 3852, Class NT, 5.847s, 2041	2,392,238	2,428,576
IFB Ser. 317, Class S3, IO, 5.827s, 2043	3,959,213	991,229
IFB Ser. 325, Class S1, IO, 5.797s, 2044	3,723,447	884,989
IFB Ser. 326, Class S2, IO, 5.797s, 2044	7,987,837	1,951,497
IFB Ser. 311, Class S1, IO, 5.797s, 2043	4,009,771	906,957
IFB Ser. 308, Class S1, IO, 5.797s, 2043	4,746,650	1,181,299
IFB Ser. 269, Class S1, IO, 5.797s, 2042	2,297,770	536,897
IFB Ser. 264, Class S1, IO, 5.797s, 2042	8,129,614	1,980,548
IFB Ser. 327, Class S8, IO, 5.767s, 2044	1,082,649	255,191
IFB Ser. 314, Class AS, IO, 5.737s, 2043	2,431,865	586,381
Ser. 3687, Class CI, IO, 5s, 2038	1,857,637	310,188
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,097,594	443,851
Ser. 4193, Class PI, IO, 4s, 2043	4,436,942	750,668
Ser. 4116, Class MI, IO, 4s, 2042	4,567,802	921,645
Ser. 4213, Class GI, IO, 4s, 2041	3,110,802	506,750
Ser. 304, Class C53, IO, 4s, 2032	3,145,246	556,614
Ser. 4369, Class IA, IO, 3 1/2s, 2044	2,121,704	441,580
Ser. 311, Class IO, IO, 3 1/2s, 2043	2,788,764	646,411
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,863,632	844,077
Ser. 304, Class C22, IO, 3 1/2s, 2042	3,781,780	813,742
Ser. 4141, Class IM, IO, 3 1/2s, 2042	4,315,850	801,443
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	2,140,478	402,245
Ser. 4122, Class CI, IO, 3 1/2s, 2042	7,068,738	1,010,013
Ser. 4136, Class IW, IO, 3 1/2s, 2042	4,438,184	727,161
Ser. 4166, Class PI, IO, 3 1/2s, 2041	3,354,112	569,461
Ser. 304, IO, 3 1/2s, 2027	2,129,432	266,711
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,578,872	200,817
Ser. 4158, Class TI, IO, 3s, 2042	7,768,619	1,033,925
Ser. 4165, Class TI, IO, 3s, 2042	8,723,067	1,146,211
Ser. 4134, Class PI, IO, 3s, 2042	10,357,790	1,467,077
Ser. 4183, Class MI, IO, 3s, 2042	2,867,849	385,152
Ser. 13-4206, Class IP, IO, 3s, 2041	6,043,397	819,968
Ser. 4179, Class EI, IO, 3s, 2030	6,970,152	864,996
Ser. 304, Class C45, IO, 3s, 2027	3,294,636	382,687

Absolute Return 700 Fund     29

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3939, Class EI, IO, 3s, 2026	$6,723,924	$663,759
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	8,650,175	886,037
Ser. T-8, Class A9, IO, 0.466s, 2028	204,122	2,807
Ser. T-59, Class 1AX, IO, 0.272s, 2043	490,070	5,992
Ser. T-48, Class A2, IO, 0.212s, 2033	712,140	6,899
Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.74s, 2035	66,872	106,613
IFB Ser. 05-122, Class SE, 22.568s, 2035	212,449	314,473
IFB Ser. 11-4, Class CS, 12.596s, 2040	1,223,145	1,491,064
IFB Ser. 13-81, Class US, IO, 6.098s, 2043	1,373,882	248,164
IFB Ser. 12-128, Class YS, IO, 6.048s, 2042	2,041,025	375,794
IFB Ser. 13-81, Class QS, IO, 6.048s, 2041	2,943,216	478,043
IFB Ser. 13-19, Class SK, IO, 5.998s, 2043	2,087,545	486,801
IFB Ser. 13-9, Class LS, 5.998s, 2043	3,199,557	761,795
IFB Ser. 12-153, Class SK, IO, 5.998s, 2043	2,527,866	595,363
IFB Ser. 12-111, Class JS, IO, 5.948s, 2040	3,618,935	701,500
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	5,870,177	1,406,670
Ser. 13-98, Class SA, IO, 5.798s, 2043	3,049,103	733,309
IFB Ser. 13-124, Class SB, IO, 5.798s, 2043	2,132,349	518,761
IFB Ser. 13-92, Class SA, IO, 5.798s, 2043	1,391,049	351,922
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	1,360,013	337,191
Ser. 13-101, Class SE, IO, 5.748s, 2043	4,329,073	1,107,074
IFB Ser. 13-128, Class CS, IO, 5.748s, 2043	3,627,260	895,208
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	2,046,921	511,075
Ser. 397, Class 2, IO, 5s, 2039	64,416	12,632
Ser. 10-13, Class EI, IO, 5s, 2038	110,061	1,774
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	2,495,862	324,537
Ser. 418, Class C24, IO, 4s, 2043	5,435,896	1,199,917
Ser. 13-44, Class PI, IO, 4s, 2043	1,487,406	253,208
Ser. 12-124, Class UI, IO, 4s, 2042	5,591,320	1,112,673
Ser. 13-11, Class IP, IO, 4s, 2042	5,651,568	1,080,776
Ser. 12-96, Class PI, IO, 4s, 2041	1,494,389	258,290
Ser. 12-40, Class MI, IO, 4s, 2041	3,381,051	568,626
Ser. 12-22, Class CI, IO, 4s, 2041	4,927,001	815,847
Ser. 406, Class 2, IO, 4s, 2041	293,926	54,876
Ser. 406, Class 1, IO, 4s, 2041	161,280	30,111
Ser. 409, Class C16, IO, 4s, 2040	724,587	151,680
Ser. 418, Class C15, IO, 3 1/2s, 2043	9,124,893	2,005,860
Ser. 417, Class C24, IO, 3 1/2s, 2042	3,217,341	733,554
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	4,040,954	551,590
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	4,008,995	582,488
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	4,287,538	818,620
Ser. 417, Class C19, IO, 3 1/2s, 2033	3,707,640	625,664
Ser. 12-93, Class DI, IO, 3 1/2s, 2027	5,317,848	738,436
Ser. 12-151, Class PI, IO, 3s, 2043	3,406,528	463,628
Ser. 13-8, Class NI, IO, 3s, 2042	5,749,745	773,168
Ser. 13-35, Class IP, IO, 3s, 2042	3,628,112	426,161

30     Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-23, Class PI, IO, 3s, 2041	$4,720,137	$473,194
Ser. 13-31, Class NI, IO, 3s, 2041	6,656,457	679,291
Ser. 13-7, Class EI, IO, 3s, 2040	4,800,770	817,859
Ser. 13-55, Class MI, IO, 3s, 2032	3,331,173	431,054
Ser. 03-W10, Class 1, IO, 1.039s, 2043	257,364	6,786
Ser. 98-W2, Class X, IO, 0.879s, 2028	1,301,685	68,338
Ser. 98-W5, Class X, IO, 0.776s, 2028	375,471	18,539
Ser. 08-36, Class OV, PO, zero %, 2036	28,800	26,247
Freddie Mac REMICS Ser. 4305, Class KI, IO, 4s, 2038	12,170,994	1,558,009
Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.553s, 2036	2,262,315	365,884
IFB Ser. 12-38, Class SC, IO, 6.543s, 2040	2,517,992	476,152
IFB Ser. 12-26, Class SP, IO, 6.493s, 2042	1,090,444	256,930
IFB Ser. 13-113, Class SL, IO, 6.073s, 2042	1,390,439	236,538
IFB Ser. 14-122, Class QS, IO, 6.043s, 2044	1,519,371	336,636
IFB Ser. 13-124, Class SC, IO, 6.043s, 2041	6,666,820	1,042,538
Ser. 13-116, Class SA, IO, 5.998s, 2043	1,784,251	319,095
IFB Ser. 13-129, Class SN, IO, 5.993s, 2043	1,349,421	236,176
IFB Ser. 13-129, Class CS, IO, 5.993s, 2042	3,283,226	547,773
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	6,303,754	1,134,739
IFB Ser. 13-99, Class VS, IO, 5.948s, 2043	1,426,635	274,613
IFB Ser. 14-90, Class HS, IO, 5.943s, 2044	2,478,683	597,338
IFB Ser. 14-25, Class HS, IO, 5.943s, 2044	1,604,919	357,721
IFB Ser. 14-32, Class CS, IO, 5.943s, 2044	3,474,764	765,491
IFB Ser. 12-77, Class MS, IO, 5.943s, 2042	2,460,280	611,330
IFB Ser. 12-34, Class SA, IO, 5.893s, 2042	3,205,485	707,771
IFB Ser. 11-70, Class SN, IO, 5.748s, 2041	1,610,000	310,038
IFB Ser. 11-70, Class SH, IO, 5.738s, 2041	1,892,718	377,578
Ser. 14-122, Class IC, IO, 5s, 2044	1,709,142	345,127
Ser. 14-25, Class QI, IO, 5s, 2044	5,077,365	1,148,957
Ser. 14-2, Class IC, IO, 5s, 2044	2,333,950	537,173
Ser. 13-3, Class IT, IO, 5s, 2043	1,528,874	339,975
Ser. 11-116, Class IB, IO, 5s, 2040	2,251,000	149,168
Ser. 10-35, Class UI, IO, 5s, 2040	2,240,084	479,427
Ser. 10-20, Class UI, IO, 5s, 2040	2,307,301	492,747
Ser. 10-9, Class UI, IO, 5s, 2040	7,769,438	1,711,066
Ser. 09-121, Class UI, IO, 5s, 2039	4,896,983	1,075,965
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	257,142	42,038
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	3,273,345	682,394
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	3,849,559	773,255
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	2,863,196	584,254
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	2,024,621	432,189
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	997,114	256,049
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	4,850,759	473,959
Ser. 13-24, Class PI, IO, 4s, 2042	2,002,579	374,863
Ser. 12-106, Class QI, IO, 4s, 2042	1,204,830	211,219
Ser. 12-47, Class CI, IO, 4s, 2042	2,449,407	473,088

Absolute Return 700 Fund     31

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-41, Class IP, IO, 4s, 2041	$4,409,024	$810,910
Ser. 13-53, Class IA, IO, 4s, 2026	4,307,373	526,792
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	2,871,210	357,112
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	7,670,659	1,031,397
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	6,025,090	826,160
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	4,400,316	567,597
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	3,273,736	465,722
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	7,655,429	1,012,277
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,722,079	250,097
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	2,364,730	366,746
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	2,168,699	339,965
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,012,943	496,762
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	3,518,806	439,409
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	9,874,998	1,068,475
Ser. 183, Class AI, IO, 3 1/2s, 2039	3,948,836	579,306
Ser. 14-115, Class QI, IO, 3s, 2029	4,463,203	487,114
GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.812s, 2027	98,786	741
Ser. 98-3, IO, zero %, 2027	55,048	809
Ser. 98-2, IO, zero %, 2027	48,358	348
Ser. 98-4, IO, zero %, 2026	76,963	1,894
		98,081,625
Commercial mortgage-backed securities (5.4%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	1,025,000	1,064,105
Ser. 06-1, Class B, 5.49s, 2045	255,000	259,736
Ser. 06-6, Class A2, 5.309s, 2045	23,136	23,237
FRB Ser. 05-1, Class B, 5.281s, 2042	840,000	857,590
FRB Ser. 05-5, Class D, 5.214s, 2045	426,000	433,455
FRB Ser. 05-6, Class G, 5.176s, 2047 F	443,000	435,130
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	221,582
Ser. 07-1, Class XW, IO, 0.328s, 2049	2,421,380	22,160
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 08-1, Class C, 6.288s, 2051	584,000	555,133
Ser. 04-2, Class G, 5.239s, 2038	1,000,000	1,036,380
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.281s, 2042	429,000	417,070
Ser. 05-4, Class C, 5.147s, 2045 F	495,000	480,087
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.527s, 2042	1,050,977	2,283
Ser. 02-PB2, Class XC, IO, 0.234s, 2035	1,070,611	541
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.435s, 2039	332,000	343,101
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	423,389
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	480,566
Ser. 05-PWR9, Class C, 5.055s, 2042	281,000	278,634

32     Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.435s, 2039	$1,010,000	$1,013,555
FRB Ser. 06-PW11, Class C, 5.435s, 2039	384,000	381,769
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.779s, 2049	3,226,000	3,209,870
FRB Ser. 05-C3, Class B, 5.029s, 2043	770,000	765,041
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.112s, 2044	262,000	259,380
COMM Mortgage Trust
FRB Ser. 07-C9, Class C, 5.796s, 2049	250,000	240,860
FRB Ser. 07-C9, Class D, 5.796s, 2049	350,000	333,704
FRB Ser. 05-LP5, Class D, 5.08s, 2043	359,000	364,815
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	604,000	537,174
FRB Ser. 13-LC13, Class E, 3.719s, 2046	391,000	295,309
FRB Ser. 07-C9, Class AJFL, 0.842s, 2049	313,000	296,571
Credit Suisse First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX, IO, 1.573s, 2038	302,034	3
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.419s, 2044	704,000	739,141
GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1, Class AJ, 5.274s, 2044	1,908,108	1,913,336
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041	233,000	230,989
Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	320,000	316,733
FRB Ser. 05-GG3, Class D, 4.986s, 2042	783,000	783,343
GS Mortgage Securities Trust Ser. 05-GG4, Class B, 4.841s, 2039	970,000	969,661
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	259,000	273,265
FRB Ser. 11-GC3, Class E, 5s, 2044	439,000	418,566
FRB Ser. 13-GC10, Class E, 4.414s, 2046	750,000	654,953
FRB Ser. 13-GC10, Class D, 4.414s, 2046	636,000	613,950
Ser. 06-GG8, Class X, IO, 0.562s, 2039	50,167,363	598,998
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.561s, 2046	816,000	730,185
FRB Ser. 13-C12, Class E, 4.087s, 2045	1,000,000	819,576
JPMorgan Chase Commercial Mortgage Securities Corp. Ser. 03-C1, Class D, 5.192s, 2037	754,233	754,988
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051	1,040,500	1,084,638
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	619,000	507,718
Ser. 06-LDP6, Class AJ, 5.565s, 2043	801,000	815,674
FRB Ser. 05-LDP3, Class D, 5.193s, 2042	555,000	556,388
FRB Ser. 04-CBX, Class B, 5.021s, 2037	210,000	210,090
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	463,000	464,245
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	1,000,000	998,250
FRB Ser. 13-LC11, Class D, 4.241s, 2046	102,000	96,689
Ser. 07-LDPX, Class X, IO, 0.282s, 2049	9,273,644	114,270
Absolute Return 700 Fund     33

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.174s, 2051	$392,000	$398,771
FRB Ser. 07-CB20, Class C, 6.174s, 2051	658,000	623,350
FRB Ser. 11-C3, Class E, 5.567s, 2046	262,000	280,835
FRB Ser. 12-C6, Class F, 5.208s, 2045	432,000	396,524
FRB Ser. 13-C13, Class D, 4.056s, 2046	410,000	381,895
FRB Ser. 13-C13, Class E, 3.986s, 2046	639,000	512,953
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	553,000	401,976
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	370,000	260,332
FRB Ser. 12-C6, Class G, 2.972s, 2045	800,000	603,395
Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.554s, 2040	83,122	81,979
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.728s, 2039	1,703,000	1,532,700
Ser. 06-C3, Class AJ, 5.72s, 2039	905,000	907,054
Ser. 06-C6, Class D, 5.502s, 2039	1,187,000	1,148,043
Ser. 07-C1, Class AJ, 5.484s, 2040	403,000	413,224
FRB Ser. 06-C6, Class C, 5.482s, 2039	704,000	691,680
Ser. 05-C7, Class C, 5.35s, 2040	324,000	325,610
FRB Ser. 05-C2, Class C, 5.203s, 2040	1,150,000	1,157,786
Ser. 07-C2, Class XW, IO, 0.539s, 2040	1,832,969	22,436
Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.266s, 2038	501,000	475,795
FRB Ser. 05-CIP1, Class B, 5.236s, 2038	265,000	259,700
Ser. 04-KEY2, Class D, 5.046s, 2039	263,000	263,000
FRB Ser. 04-BPC1, Class C, 5.011s, 2041	468,000	467,186
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	97,000	97,348
Ser. 06-4, Class AJ, 5.239s, 2049	402,000	405,377
ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	295,000	287,575
Ser. 06-4, Class XC, IO, 0.214s, 2049	50,952,015	810,137
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.417s, 2046	143,000	132,361
FRB Ser. 13-C11, Class E, 4.417s, 2046	750,000	656,325
Ser. 13-C13, Class F, 3.707s, 2046	1,547,000	1,195,769
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ11, Class D, 5.587s, 2044	2,100,000	1,976,625
Ser. 07-HQ11, Class C, 5.558s, 2044	1,181,000	1,161,643
FRB Ser. 06-HQ8, Class C, 5.492s, 2044	1,350,000	1,350,575
FRB Ser. 06-HQ8, Class D, 5.492s, 2044	274,000	265,610
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3, Class D, 4.958s, 2049	319,000	316,450
Wachovia Bank Commercial Mortgage Trust Ser. 06-C24, Class AJ, 5.658s, 2045	661,000	675,212
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.24s, 2044	569,000	567,293

34     Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.778s, 2045	$333,000	$293,007
FRB Ser. 13-LC12, Class D, 4.302s, 2046	2,412,000	2,213,515
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.245s, 2044	305,000	319,137
FRB Ser. 12-C6, Class E, 5s, 2045	533,000	525,058
FRB Ser. 11-C4, Class F, 5s, 2044	851,000	799,893
FRB Ser. 13-UBS1, Class D, 4.633s, 2046	345,000	333,342
FRB Ser. 13-C15, Class D, 4.483s, 2046	841,000	798,424
FRB Ser. 12-C10, Class E, 4.458s, 2045	381,000	323,731
FRB Ser. 13-C12, Class D, 4.356s, 2048	449,000	429,518
FRB Ser. 13-C13, Class E, 4.139s, 2045	1,000,000	765,700
Ser. 13-C12, Class E, 3 1/2s, 2048	570,000	439,930
Ser. 13-C14, Class E, 3 1/4s, 2046	675,000	505,973
		58,949,628
Residential mortgage-backed securities (non-agency) (2.3%)
Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	284,764	279,069
FRB Ser. 05-B, Class 3M1, 0.607s, 2035	1,850,000	1,423,353
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2, 2.665s, 2035	280,000	261,128
Barclays Capital, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.373s, 2036	850,000	712,980
Bear Stearns Alt-A Trust FRB Ser. 04-6, Class M2, 1.877s, 2034	1,267,666	1,099,701
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A2, 1.515s, 2035	743,242	681,925
FRB Ser. 05-27, Class 2A1, 1.465s, 2035	600,625	480,500
FRB Ser. 05-38, Class A3, 0.502s, 2035	2,062,625	1,789,327
FRB Ser. 05-59, Class 1A1, 0.487s, 2035	1,901,296	1,540,049
Countrywide Asset Backed Certificates FRB Ser. 06-4, Class 2A3, 0.442s, 2036	1,000,000	844,733
Credit Suisse Mortgage Trust 144A FRB Ser. 10-20R, Class 7A4, 3 1/2s, 2037	1,000,000	910,000
Jefferies Resecuritization Trust 144A FRB Ser. 09-R7, Class 12A2, 2.615s, 2036	1,325,000	1,139,500
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 2A1, 0.965s, 2046 F	2,956,514	2,066,012
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.185s, 2046	1,500,851	1,343,262
FRB Ser. 06-AR3, Class A1B, 1.115s, 2046	487,066	395,985
FRB Ser. 06-AR4, Class 1A1B, 1.055s, 2046	662,464	569,719
FRB Ser. 05-AR11, Class A1C3, 0.662s, 2045 F	1,283,218	1,129,360
FRB Ser. 05-AR19, Class A1C3, 0.652s, 2045	937,697	825,173
FRB Ser. 05-AR13, Class A1C3, 0.642s, 2045	2,989,901	2,631,113
FRB Ser. 04-AR13, Class A1B2, 0.642s, 2034	612,269	572,472
FRB Ser. 05-AR11, Class A1C4, 0.592s, 2045 F	775,795	676,958
FRB Ser. 05-AR1, Class A1B, 0.542s, 2045	204,389	185,994
FRB Ser. 05-AR9, Class A1B, 0.532s, 2045	1,467,476	1,358,883

Absolute Return 700 Fund     35

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR13, Class A1B3, 0.512s, 2045	$226,432	$200,392
FRB Ser. 05-AR15, Class A1B3, 0.492s, 2045	595,962	522,063
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6, Class 7A2, 5.017s, 2036	375,319	370,064
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.382s, 2047	1,000,000	740,000
		24,749,715
Total mortgage-backed securities (cost $171,214,087)		$181,780,968

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.6%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (13.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	$2,725,405	$3,011,670
4s, with due dates from November 1, 2041 to June 1, 2043	2,932,378	3,139,019
Federal National Mortgage Association Pass-Through Certificates 6.000%, October 25, 2016 [i]	224,270	235,129
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, November 1, 2044	3,000,000	3,349,219
4 1/2s, with due dates from May 1, 2041 to February 1, 2044	2,317,183	2,523,819
4 1/2s, TBA, December 1, 2044	22,000,000	23,801,250
4 1/2s, TBA, November 1, 2044	22,000,000	23,851,093
4s, with due dates from April 1, 2042 to June 1, 2044	3,737,271	3,995,253
4s, with due dates from July 1, 2043 to January 1, 2044 ##	4,747,372	5,083,654
4s, TBA, January 1, 2045	18,000,000	19,007,578
4s, TBA, November 1, 2044	24,000,000	25,483,126
3 1/2s, June 1, 2042	835,528	867,121
3 1/2s, TBA, November 1, 2044	14,000,000	14,474,687
3s, February 1, 2043	911,246	913,631
3s, TBA, November 1, 2044	19,000,000	19,005,938
		148,742,187
Total U.S. government and agency mortgage obligations (cost $148,060,470)		$148,742,187

CORPORATE BONDS AND NOTES (8.5%)*	Principal amount	Value
Basic materials (0.6%)
ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)	$85,000	$90,950
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	1,500,000	1,597,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	630,000	581,175
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	970,000	959,088
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	1,000,000	1,017,500
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	1,500,000	1,578,750

36     Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (8.5%)* cont.		Principal amount	Value
Basic materials cont.
Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)		$1,000,000	$1,035,100
Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes 6 1/4s, 2017 (Brazil)		230,000	251,981
			7,112,044
Capital goods (0.6%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		2,400,000	2,514,000
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		1,750,000	1,960,000
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		1,500,000	1,455,000
KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	150,000	201,131
			6,130,131
Communication services (1.6%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)		$2,000,000	2,090,200
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		915,000	956,175
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		1,250,000	1,279,688
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		495,000	561,206
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		1,935,000	2,022,075
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)		700,000	724,500
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020		500,000	550,000
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		430,000	275,200
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		1,500,000	1,590,000
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		1,500,000	1,565,625
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)	EUR	115,000	160,612
Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)	EUR	165,000	224,078
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$560,000	593,600
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)	GBP	540,000	903,177
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		$1,525,000	1,673,688
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		1,000,000	977,500
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017		1,000,000	1,113,200
			17,260,524

Absolute Return 700 Fund     37

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Consumer cyclicals (1.2%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019	$435,000	$463,275
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	1,150,000	1,150,000
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	500,000	532,500
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	1,000,000	997,500
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	437,000	420,066
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	1,750,000	1,765,313
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	975,000	985,359
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	1,500,000	1,646,250
Navistar International Corp. sr. notes 8 1/4s, 2021	1,045,000	1,073,738
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	1,475,000	1,578,250
Owens Corning company guaranty sr. unsec. notes 9s, 2019	47,000	57,248
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	1,300,000	1,384,500
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	925,000	860,250
		12,914,249
Consumer staples (0.5%)
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	1,128,000	1,187,220
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	1,500,000	1,691,250
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	415,000	453,388
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	1,750,000	1,870,313
		5,202,171
Energy (0.9%)
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	415,000	431,600
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	1,000,000	1,055,000
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,500,000	1,230,000
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	1,000,000	920,000
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	2,250,000	2,103,750
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	300,000	220,500
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	2,500,000	1,850,000
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	2,000,000	2,095,000
		9,905,850
Financials (1.3%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,000,000	1,090,000
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	520,000	548,600
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	1,190,000	1,268,838

38     Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (8.5%)* cont.		Principal amount	Value
Financials cont.
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB bonds 8 1/8s, 2038		$645,000	$748,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 4 7/8s, 2019		1,430,000	1,455,025
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)		200,000	215,500
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,500,000	1,395,000
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		1,175,000	1,104,500
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		635,000	631,825
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		1,000,000	975,000
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		1,676,000	1,696,950
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes 5.942s, 2023 (Russia)		200,000	188,530
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)		250,000	247,188
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)		500,000	505,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		1,500,000	1,530,000
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)		1,000,000	952,000
			14,552,156
Health care (1.1%)
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		555,000	577,200
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	310,000	404,660
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$525,000	546,000
HCA, Inc. sr. notes 6 1/2s, 2020		610,000	680,150
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,390,000	1,507,976
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		565,000	596,075
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		850,000	870,188
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		750,000	804,375
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		1,000,000	1,017,300
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		856,000	941,600
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020		1,080,000	1,147,500
Service Corporation International/US sr. notes 7s, 2017		185,000	202,113
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	722,356
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020		2,430,000	2,493,788
			12,511,281

Absolute Return 700 Fund     39

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Technology (0.2%)
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	$865,000	$938,525
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	1,400,000	1,470,000
		2,408,525
Transportation (0.2%)
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	1,800,000	1,926,000
		1,926,000
Utilities and power (0.3%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 9 3/4s, 2016	85,000	93,925
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	1,000,000	1,135,000
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	945,000	1,034,775
Kinder Morgan, Inc./DE company guaranty sr. notes 7s, 2017	465,000	517,313
		2,781,013
Total corporate bonds and notes (cost $93,253,025)		$92,703,944

INVESTMENT COMPANIES (7.2%)*	Shares	Value
Consumer Discretionary Select Sector SPDR Fund	188,500	$12,836,850
Health Care Select Sector SPDR Fund	200,000	13,454,000
Industrial Select Sector SPDR Fund	239,000	13,197,580
Technology Select Sector SPDR Fund	319,000	12,932,260
Utility Select Sector SPDR Fund ETF	579,400	26,345,318
Total investment companies (cost $74,368,887)		$78,766,008

COMMODITY LINKED NOTES (4.1%)*†††	Principal amount	Value
Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less 0.16%, 2015 (Indexed to the DB Commodity Backwardation Alpha 22 Total Return Index multiplied by 3) (United Kingdom)	$4,824,000	$3,361,363
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,318,000	12,344,394
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the S&P GSCI Light Energy Index Excess Return multiplied by 3) (United Kingdom)	14,654,000	17,471,970
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	4,925,000	5,169,014
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,700,000	6,700,000
Total commodity linked notes (cost $43,421,000)		$45,046,741

SENIOR LOANS (4.6%)*[c]	Principal amount	Value
Basic materials (0.1%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1, 4 1/2s, 2019 (Luxembourg)	$616,482	$611,858
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2, 4 1/2s, 2019 (Luxembourg)	319,863	317,464
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	580,000	562,600
		1,491,922

40     Absolute Return 700 Fund

SENIOR LOANS (4.6%)*[c] cont.	Principal amount	Value
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	$1,090,000	$1,105,329
Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	658,663	648,577
Zayo Group, LLC bank term loan FRN Ser. B, 4s, 2019	977,511	967,736
		2,721,642
Consumer cyclicals (2.1%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.985s, 2017	1,850,305	1,653,710
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	1,396,500	1,289,319
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	842,888	794,290
CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	1,500,000	1,507,500
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,977,368	1,864,915
Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	607,906	611,706
Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	260,531	262,160
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.904s, 2019	1,617,000	1,525,235
JC Penney Corp., Inc. bank term loan FRN 6s, 2018	992,462	978,816
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	1,465,000	1,429,291
Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	567,041	544,359
MGM Resorts International bank term loan FRN Ser. B, 3 1/2s, 2019	982,500	969,912
ROC Finance, LLC bank term loan FRN 5s, 2019	495,000	471,488
Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	980,000	965,607
Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	1,719,375	1,691,005
Scientific Games International, Inc. bank term loan FRN Ser. B2, 7 1/4s, 2021	2,000,000	1,954,376
Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,192,272	1,178,263
Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	800,000	780,000
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	1,170,000	1,168,538
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	978,595	857,902
		22,498,392
Consumer staples (0.3%)
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	900,000
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	1,998,126
Sprouts Farmers Markets, Inc. bank term loan FRN 4s, 2020	373,214	370,415
WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	335,000	329,138
WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	146,739	144,355
WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	76,349	75,109
		3,817,143
Energy (0.5%)
American Energy-Marcellus, LLC bank term loan FRN 8 1/2s, 2021	665,000	633,413
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,345,000	1,292,545
FTS International, Inc. bank term loan FRN Ser. B, 5 3/4s, 2021	1,104,000	1,083,852
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s, 2017 (Cayman Islands)	1,022,610	951,027
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	940,000	930,600
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	952,307	922,151
		5,813,588

Absolute Return 700 Fund     41

SENIOR LOANS (4.6%)*[c] cont.	Principal amount	Value
Financials (0.5%)
Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s, 2020 (Luxembourg)	$1,965,187	$1,749,017
Capital Automotive LP bank term loan FRN 6s, 2020	2,000,000	2,000,000
Walter Investment Management Corp. bank term loan FRN Ser. B, 4 3/4s, 2020	1,459,153	1,375,251
		5,124,268
Health care (0.2%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	913,534	913,534
Kinetic Concepts, Inc. bank term loan FRN 4s, 2018	1,328,055	1,318,095
		2,231,629
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	2,223,323	2,202,479
Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	601,066	591,174
		2,793,653
Transportation (0.3%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	1,575,000	1,555,313
Livingston International, Inc. bank term loan FRN 9s, 2020 (Canada)	1,466,087	1,462,422
		3,017,735
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.647s, 2017	848,159	616,682
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.647s, 2017	8,705	6,329
		623,011
Total senior loans (cost $51,369,867)		$50,132,983

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*	Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$725,000	$638,000
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)	3,710,000	3,496,675
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)	1,400,000	1,333,500
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s, 2018 (Argentina)	525,000	462,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)	775,000	829,250
Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Croatia)	220,000	241,725
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)	150,000	123,000
Total foreign government and agency bonds and notes (cost $7,382,159)		$7,124,150

42     Absolute Return 700 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175	$4,103,000	$85,958
Credit Suisse International
(2.52875)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.52875	15,862,000	80,420
2.27125/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.27125	15,862,000	10,786
Total purchased swap options outstanding (cost $173,013)			$177,164

PURCHASED OPTIONS OUTSTANDING (0.5%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$103.13	$6,000,000	$57,960
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.94	6,000,000	52,140
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.63	3,000,000	21,660
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.38	3,000,000	18,540
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/101.69	25,000,000	25,750
SPDR S&P 500 ETF Trust (Put)	Oct-15/162.00	263,681	987,643
SPDR S&P 500 ETF Trust (Put)	Sep-15/170.00	280,519	1,258,366
SPDR S&P 500 ETF Trust (Put)	Aug-15/170.00	280,519	1,097,595
SPDR S&P 500 ETF Trust (Put)	Jul-15/173.00	280,519	1,071,686
SPDR S&P 500 ETF Trust (Put)	Jun-15/170.00	265,790	790,323
SPDR S&P 500 ETF Trust (Put)	May-15/165.00	265,790	491,043
Total purchased options outstanding (cost $10,837,015)			$5,872,706

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)*	Principal amount	Value
Federal Home Loan Bank unsec. notes, 1.250%, December 12, 2014 [i]	$570,000	$573,443
Total U.S. Government Agency Obligations (cost $573,443)		$573,443

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 2.750%, November 15, 2042 [i]	$153,000	$145,853
U.S. Treasury Notes
2.250%, July 31, 2018 [i]	243,000	252,929
2.000%, January 31, 2016 [i]	151,000	155,107
0.250%, July 15, 2015 [i]	131,000	131,225
0.875%, September 15, 2016 [i]	112,000	112,973
Total U.S. treasury obligations (cost $798,087)		$798,087

SHORT-TERM INVESTMENTS (21.9%)*	Principal amount/shares	Value
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$11,000,000	$10,999,340
Putnam Short Term Investment Fund 0.09% L	Shares 191,814,213	191,814,213
SSgA Prime Money Market Fund Class N zero % P	Shares 6,820,000	6,820,000
U.S. Treasury Bills with an effective yield of 0.02%, January 15, 2015 Δ	$221,000	220,993

Absolute Return 700 Fund     43

SHORT-TERM INVESTMENTS (21.9%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with an effective yield of 0.01%, November 28, 2014 #	$5,088,000	$5,087,941
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.12%, November 13, 2014 # Δ §	24,909,000	24,908,006
U.S. Treasury Bills with an effective yield of zero % November 6, 2014 [i]	251,000	251,000
U.S. Treasury Bills with an effective yield of zero % December 4, 2014 [i]	131,000	131,000
Total short-term investments (cost $240,232,136)		$240,232,493

TOTAL INVESTMENTS
Total investments (cost $1,151,044,072)	$1,204,327,342

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
Key to holding’s abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,096,108,072.
†††

The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).

44     Absolute Return 700 Fund

C

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $769,618,949 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $328,017,739)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$1,038,010	$1,071,086	$(33,076)
	British Pound	Sell	12/17/14	1,038,010	1,059,085	21,075
	Japanese Yen	Sell	11/19/14	1,729,902	1,926,259	196,357
	Singapore Dollar	Buy	11/19/14	31,911	32,858	(947)
	Singapore Dollar	Sell	11/19/14	31,911	32,853	942
	Swiss Franc	Buy	12/17/14	1,578,851	1,609,706	(30,855)
	Swiss Franc	Sell	12/17/14	1,578,851	1,651,227	72,376
Barclays Bank PLC
	Australian Dollar	Buy	1/21/15	2,410,233	2,405,488	4,745
	Australian Dollar	Sell	1/21/15	2,410,233	2,402,054	(8,179)
	British Pound	Buy	12/17/14	2,432,470	2,476,519	(44,049)
	British Pound	Sell	12/17/14	2,432,470	2,448,612	16,142
	Canadian Dollar	Sell	1/21/15	1,617,049	1,617,040	(9)
	Chinese Yuan (Offshore)	Buy	11/19/14	1,610,424	1,590,543	19,881
	Czech Koruna	Buy	12/17/14	803,496	826,640	(23,144)
	Czech Koruna	Sell	12/17/14	803,496	845,412	41,916
	Euro	Sell	12/17/14	9,085,587	9,461,079	375,492
	Japanese Yen	Sell	11/19/14	2,206,706	2,356,389	149,683
	Mexican Peso	Buy	1/21/15	1,609,018	1,605,124	3,894

Absolute Return 700 Fund     45

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $328,017,739) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Mexican Peso	Sell	1/21/15	$1,609,018	$1,605,499	$(3,519)
	New Zealand Dollar	Buy	1/21/15	405,984	405,579	405
	Norwegian Krone	Sell	12/17/14	788,307	767,364	(20,943)
	Singapore Dollar	Buy	11/19/14	379,824	391,157	(11,333)
	Singapore Dollar	Sell	11/19/14	379,824	391,019	11,195
	Swedish Krona	Buy	12/17/14	795,871	785,242	10,629
	Swiss Franc	Buy	12/17/14	1,625,119	1,649,239	(24,120)
	Swiss Franc	Sell	12/17/14	1,625,119	1,698,016	72,897
	Turkish Lira	Buy	12/17/14	15,304,598	14,889,788	414,810
	Turkish Lira	Sell	12/17/14	15,304,599	15,443,087	138,488
Citibank, N.A.
	Australian Dollar	Buy	1/21/15	747,400	721,337	26,063
	Brazilian Real	Buy	1/5/15	3,171,909	3,203,198	(31,289)
	Brazilian Real	Sell	1/5/15	3,171,909	3,134,515	(37,394)
	Canadian Dollar	Sell	1/21/15	1,470,584	1,484,985	14,401
	Euro	Sell	12/17/14	2,547,228	2,727,043	179,815
	Japanese Yen	Sell	11/19/14	3,639,583	3,954,674	315,091
	New Zealand Dollar	Buy	1/21/15	1,385,047	1,413,804	(28,757)
	Norwegian Krone	Sell	12/17/14	1,570,382	1,558,984	(11,398)
	Swiss Franc	Buy	12/17/14	1,578,851	1,609,928	(31,077)
	Swiss Franc	Sell	12/17/14	1,578,851	1,650,387	71,536
Credit Suisse International
	Australian Dollar	Buy	1/21/15	4,048,911	4,040,750	8,161
	Australian Dollar	Sell	1/21/15	4,048,911	4,014,884	(34,027)
	British Pound	Buy	12/17/14	1,574,525	1,606,429	(31,904)
	British Pound	Sell	12/17/14	1,574,525	1,624,349	49,824
	Canadian Dollar	Sell	1/21/15	1,460,843	1,457,936	(2,907)
	Euro	Sell	12/17/14	6,980,843	7,059,586	78,743
	Indian Rupee	Buy	11/19/14	1,556,996	1,557,786	(790)
	Japanese Yen	Sell	11/19/14	2,541,389	2,842,260	300,871
	New Zealand Dollar	Buy	1/21/15	1,612,640	1,626,640	(14,000)
	Norwegian Krone	Sell	12/17/14	1,165,281	1,215,348	50,067
	Singapore Dollar	Buy	11/19/14	105,308	108,448	(3,140)
	Singapore Dollar	Sell	11/19/14	105,308	108,417	3,109
	Swedish Krona	Buy	12/17/14	2,367,530	2,460,316	(92,786)
	Swedish Krona	Sell	12/17/14	2,367,530	2,463,829	96,299
	Swiss Franc	Sell	12/17/14	110,837	164,470	53,633
	Turkish Lira	Buy	12/17/14	28,849,973	28,624,330	225,643
	Turkish Lira	Sell	12/17/14	28,849,973	29,251,055	401,082
Deutsche Bank AG
	Australian Dollar	Sell	1/21/15	795,184	803,704	8,520
	Euro	Sell	12/17/14	3,218,726	3,198,994	(19,732)

46     Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $328,017,739) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG cont.
	Japanese Yen	Sell	11/19/14	$2,741,207	$2,998,775	$257,568
	New Zealand Dollar	Buy	1/21/15	778,393	796,105	(17,712)
	Norwegian Krone	Sell	12/17/14	1,939,672	2,054,047	114,375
	Swedish Krona	Buy	12/17/14	702,068	687,889	14,179
	Swiss Franc	Buy	12/17/14	1,579,266	1,612,711	(33,445)
	Swiss Franc	Sell	12/17/14	1,579,266	1,654,464	75,198
Goldman Sachs International
	Australian Dollar	Buy	1/21/15	466,731	453,599	13,132
	Canadian Dollar	Sell	1/21/15	1,278,603	1,293,481	14,878
	Euro	Buy	12/17/14	1,627,037	1,640,529	(13,492)
	Euro	Sell	12/17/14	1,627,037	1,656,819	29,782
	Japanese Yen	Sell	11/19/14	2,818,445	3,028,803	210,358
	Norwegian Krone	Sell	12/17/14	779,381	818,367	38,986
	Swedish Krona	Buy	12/17/14	2,362,410	2,423,434	(61,024)
	Swedish Krona	Sell	12/17/14	2,362,410	2,399,141	36,731
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/21/15	808,837	817,325	8,488
	British Pound	Buy	12/17/14	810,290	811,789	(1,499)
	British Pound	Sell	12/17/14	810,290	817,900	7,610
	Canadian Dollar	Sell	1/21/15	3,792,420	3,821,042	28,622
	Euro	Buy	12/17/14	3,180,369	3,265,547	(85,178)
	Euro	Sell	12/17/14	3,180,369	3,237,231	56,862
	Japanese Yen	Sell	11/19/14	3,883,987	4,145,851	261,864
	Norwegian Krone	Buy	12/17/14	777,308	789,226	(11,918)
	Norwegian Krone	Sell	12/17/14	777,308	797,079	19,771
	Swedish Krona	Buy	12/17/14	251,698	185,139	66,559
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/21/15	29,406	17,861	11,545
	Brazilian Real	Buy	1/5/15	3,417,516	3,449,810	(32,294)
	Brazilian Real	Sell	1/5/15	3,417,516	3,369,212	(48,304)
	British Pound	Buy	12/17/14	794,619	818,223	(23,604)
	Czech Koruna	Buy	12/17/14	803,505	826,588	(23,083)
	Czech Koruna	Sell	12/17/14	803,505	845,585	42,080
	Euro	Sell	12/17/14	1,609,363	1,624,139	14,776
	Hungarian Forint	Buy	12/17/14	981,743	986,696	(4,953)
	Hungarian Forint	Sell	12/17/14	981,743	1,007,729	25,986
	Indian Rupee	Sell	11/19/14	39,938	39,620	(318)
	Japanese Yen	Sell	11/19/14	1,678,782	2,011,465	332,683
	Malaysian Ringgit	Sell	11/19/14	1,599,818	1,608,856	9,038
	Mexican Peso	Buy	1/21/15	1,776,756	1,766,644	10,112
	Mexican Peso	Sell	1/21/15	1,776,756	1,772,981	(3,775)
	New Taiwan Dollar	Sell	11/19/14	1,551,932	1,575,633	23,701
Absolute Return 700 Fund     47

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $328,017,739) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	New Zealand Dollar	Buy	1/21/15	$536,876	$582,032	$(45,156)
	Norwegian Krone	Sell	12/17/14	1,302,367	1,296,225	(6,142)
	Singapore Dollar	Buy	11/19/14	107,176	110,342	(3,166)
	Singapore Dollar	Sell	11/19/14	107,176	110,354	3,178
	Swedish Krona	Buy	12/17/14	814,697	811,378	3,319
	Swiss Franc	Sell	12/17/14	1,398,351	1,509,040	110,689
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/21/15	276,818	257,928	18,890
	British Pound	Buy	12/17/14	1,180,015	1,176,442	3,573
	Canadian Dollar	Sell	1/21/15	797,323	798,463	1,140
	Euro	Sell	12/17/14	1,609,363	1,605,658	(3,705)
	New Zealand Dollar	Buy	1/21/15	1,583,862	1,600,596	(16,734)
	Norwegian Krone	Sell	12/17/14	656,668	694,773	38,105
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/21/15	801,486	805,401	3,915
	Brazilian Real	Buy	1/5/15	3,351,712	3,386,178	(34,466)
	Brazilian Real	Sell	1/5/15	3,351,712	3,262,981	(88,731)
	British Pound	Buy	12/17/14	1,636,412	1,639,615	(3,203)
	Canadian Dollar	Sell	1/21/15	3,168,482	3,180,509	12,027
	Euro	Buy	12/17/14	7,949,294	8,133,264	(183,970)
	Euro	Sell	12/17/14	7,949,294	8,133,180	183,886
	Israeli Shekel	Sell	1/21/15	1,581,928	1,605,215	23,287
	Japanese Yen	Sell	11/19/14	3,414,241	3,673,507	259,266
	New Taiwan Dollar	Buy	11/19/14	15,961	16,216	(255)
	New Zealand Dollar	Buy	1/21/15	141,259	160,188	(18,929)
	Norwegian Krone	Buy	12/17/14	4,775,825	5,157,758	(381,933)
	Norwegian Krone	Sell	12/17/14	4,775,826	4,947,431	171,605
	Singapore Dollar	Buy	11/19/14	410,957	423,071	(12,114)
	Singapore Dollar	Sell	11/19/14	410,957	423,202	12,245
	Swedish Krona	Buy	12/17/14	581,515	494,129	87,386
	Swiss Franc	Buy	12/17/14	3,235,058	3,280,750	(45,692)
	Swiss Franc	Sell	12/17/14	3,235,058	3,356,781	121,723
UBS AG
	Japanese Yen	Sell	11/19/14	3,791,267	4,146,680	355,413
WestPac Banking Corp.
	Australian Dollar	Sell	1/21/15	1,016,341	1,024,554	8,213
	Canadian Dollar	Sell	1/21/15	1,581,452	1,593,508	12,056
	Euro	Sell	12/17/14	1,893,405	2,049,493	156,088
	Japanese Yen	Sell	11/19/14	975,130	1,153,512	178,382
	New Zealand Dollar	Buy	1/21/15	2,307,949	2,357,700	(49,751)
Total						$5,129,134

48     Absolute Return 700 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
DAX Index (Short)	16	$4,666,230	Dec-14	$153,586
Euro-CAC 40 Index (Short)	83	4,400,205	Nov-14	(220,764)
FTSE 100 Index (Short)	42	$4,370,878	Dec-14	168,859
IBEX 35 Index (Long)	102	13,331,763	Nov-14	606,512
S&P 500 Index E-Mini (Long)	1,144	115,052,080	Dec-14	4,068,731
S&P Mid Cap 400 Index E-Mini (Long)	345	48,831,300	Dec-14	(310,715)
S&P/TSX 60 Index (Short)	20	3,008,917	Dec-14	146,568
SPI 200 Index (Short)	31	3,763,275	Dec-14	(48,778)
Tokyo Price Index (Short)	31	3,689,918	Dec-14	(106,930)
U.S. Treasury Bond 30 yr (Long)	209	29,488,594	Dec-14	(879,428)
U.S. Treasury Bond Ultra 30 yr (Short)	27	4,233,938	Dec-14	(198,622)
U.S. Treasury Note 5 yr (Long)	37	4,418,898	Dec-14	31,727
U.S. Treasury Note 10 yr (Long)	5,011	633,186,828	Dec-14	(1,187,646)
Total				$2,223,100

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/14 (premiums $2,533,025)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	$4,103,000	$33,480
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	10,044,750	169,555
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	10,044,750	169,555
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	17,102,800	253,463
Credit Suisse International
(2.40)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.40	7,931,000	21,652
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	4,785,800	75,568
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	4,785,800	75,568
2.40/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.40	7,931,000	94,062
JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	8,551,400	129,041
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	1,753,320
Total			$2,775,264

WRITTEN OPTIONS OUTSTANDING at 10/31/14 (premiums $961,558)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$102.13	$6,000,000	$31,560
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.94	6,000,000	27,900
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.13	6,000,000	15,660

Absolute Return 700 Fund     49

WRITTEN OPTIONS OUTSTANDING at 10/31/14 (premiums $961,558) cont.
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$100.94	$6,000,000	$13,620
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.75	3,000,000	12,270
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.50	3,000,000	10,290
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.88	3,000,000	6,480
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.63	3,000,000	5,340
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/100.81	25,000,000	7,500
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	25,000,000	2,000
SPDR S&P 500 ETF Trust (Call)	Nov-14/207.50	681,800	259,084
SPDR S&P 500 ETF Trust (Call)	Nov-14/202.50	130,164	242,113
SPDR S&P 500 ETF Trust (Call)	Nov-14/207.50	550,755	143,196
SPDR S&P 500 ETF Trust (Call)	Nov-14/195.50	137,689	898,030
SPDR S&P 500 ETF Trust (Call)	Nov-14/198.50	135,589	480,137
Total			$2,155,180

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/14
Counterparty Fixed right or obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	$6,286,500	$(59,062)	$86,062
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	6,286,500	(60,350)	85,056
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	6,286,500	20,965	(33,507)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	6,286,500	21,060	(33,759)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	6,286,500	37,342	(63,618)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	6,286,500	37,719	(63,745)
Total			$(2,326)	$(23,511)

50     Absolute Return 700 Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/14 (proceeds receivable $56,547,949)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, November 1, 2044	$22,000,000	11/13/14	$23,851,093
Federal National Mortgage Association, 4s, November 1, 2044	24,000,000	11/13/14	25,483,126
Federal National Mortgage Association, 3 1/2s, November 1, 2044	7,000,000	11/13/14	7,237,343
Total			$56,571,562

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$13,393,000	$(99,955)	10/29/24	3 month USD-LIBOR-BBA	2.54%	$(9,878)
13,393,000	(89,240)	10/28/24	3 month USD-LIBOR-BBA	2.54%	128
232,578,600 E	26,283	12/17/16	3 month USD-LIBOR-BBA	1.00%	(917,290)
104,904,000 E	1,574,737	12/17/19	3 month USD-LIBOR-BBA	2.25%	(606,845)
57,704,100 E	2,405,353	12/17/24	3 month USD-LIBOR-BBA	3.00%	(155,381)
15,748,200 E	(972,430)	12/17/44	3 month USD-LIBOR-BBA	3.50%	436,971
5,198,300 E	(73)	11/5/24	3 month USD-LIBOR-BBA	2.3375%	(64,912)
3,190,500	22,292	9/16/24	3 month USD-LIBOR-BBA	2.68%	95,476
Total	$2,866,967	$(1,221,731)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
baskets	2,310,871	$—	10/19/15	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF4) of common stocks	$25,158,283
units	59,035	—	10/19/15	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(23,324,047)
Barclays Bank PLC
	$360,691	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	918
	739,934	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,085

Absolute Return 700 Fund     51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,281,062	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(3,669)
1,166,491	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,968
1,063,636	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,038
15,644,895	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	27,840
3,254,016	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,320)
606,408	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,510
419,084	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,197
288,493	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(38)
2,866,152	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,209)
3,501,870	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,004
1,072,593	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	2,670
125,253	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	8
38,356	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	29
240,974	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	688
2,514,507	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,183
4,887,652	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,999)

52     Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$3,971,436	$—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	$9,887
1,209,735	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,465)
6,481,334	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	24,921
4,294,367	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	16,512
325,446	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	828
9,152	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	35
12,381,431	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	35,369
315,782	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	803
1,024,659	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,607
742,700	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,890
3,695,728	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,585)
1,325,175	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(5,104)
562,596	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,404)
281,298	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(702)
281,298	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(702)
564,522	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,409)

Absolute Return 700 Fund     53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$1,466,284	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(3,659)
	564,522	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,409)
	1,142,740	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(399)
	724,415	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(253)
	906,701	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	684
	1,127,202	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,813)
	1,188,524	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	787
	802,983	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,300)
	411,960	1,545	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,837
Citibank, N.A.
	1,402,676	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,007
	665,087	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,900
baskets	122,623	—	6/2/15	3 month USD-LIBOR-BBA minus 0.60%	A basket (CGPUTED1) of common stocks	(946,952)
baskets	488,205	—	9/21/15	3 month USD-LIBOR-BBA minus 1.60%	A basket (CGPUTS30) of common stocks	1,462,412
baskets	519	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	1,606,112
units	11,021	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	(239,491)

54     Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
units	2,282	$—	6/2/15	(3 month USD-LIBOR-BBA minus 0.40%)	Russell 2000 Total Return Index	$(33,300)
units	53	—	6/2/15	(3 month USD-LIBOR-BBA minus 0.40%)	Russell 2000 Total Return Index	(773)
Credit Suisse International
	$838,169	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,394
	2,184,626	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(763)
	2,220,729	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,471
	1,851,096	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,226
	4,569,388	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(1,595)
Deutsche Bank AG
baskets	509,127	—	5/8/15	3 month USD-LIBOR-BBA minus 0.45%	A basket (DBCTPS3P) of common stocks	3,834,619
baskets	509,127	—	5/8/15	(3 month USD-LIBOR-BBA plus 0.31%)	A basket (DBCTPL3P) of common stocks	(1,523,531)
units	34,175	—	1/26/15	(3 month EUR-EURIBOR-REUTERS plus 12 bp)	iShares EURO STOXX Banks	(1,065,960)
Goldman Sachs International
	$975,294	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	736
	752,367	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	568
	2,507,383	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(333)
	1,357,028	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,024
	1,836,891	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	2,694

Absolute Return 700 Fund     55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$1,836,891	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$2,694
997,744	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,858)
374,858	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,074)
373,315	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	23
11,004	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1)
970,999	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(129)
1,366,803	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,915)
70,912	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(203)
189,044	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(541)
24,935	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	19
1,068,822	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	806
2,999,105	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	4,398
2,778,527	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	4,075
1,821,721	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(242)
1,438,160	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	2,264
3,209,331	63,685	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	68,336

56     Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	$3,217,731	$(68,376)	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	$(64,914)
baskets	1,568,714	—	10/2/15	(3 month USD-LIBOR-BBA plus 35 bp)	A basket (GSCBPUR1) of common stocks	6,109,224
units	483,786	—	8/11/15	(0.45%)	Goldman Sachs Volatility Carry US Scaled 3X Excess Return Strategy Index	(181,999)
JPMorgan Chase Bank N.A.
	$1,322,914	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	2,354
	4,280,550	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(494)
	3,209,764	62,691	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	67,342
	3,218,150	(65,369)	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(61,906)
baskets	1,581,615	—	10/2/15	3 month USD-LIBOR-BBA minus 0.20%	A basket (JPCMPTSH) of common stocks	(5,415,075)
UBS AG
baskets	1,407,065	—	5/19/15	(3 month USD-LIBOR-BBA plus 1.00%)	A basket (UBSEMBSK) of common stocks	4,306,379
units	192,740	—	5/19/15	3 month USD-LIBOR-BBA minus 0.10%	MSCI Emerging Markets TR Net USD	5,233,827
units	149,964	—	5/19/15	3 month USD-LIBOR-BBA minus 0.10%	MSCI Emerging Markets TR Net USD	4,072,251
Total		$(5,824)	$19,167,201

Absolute Return 700 Fund     57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$18,582	$326,000	5/11/63	300 bp	$19,326
CMBX NA BBB– Index	BBB–/P	19,446	315,000	5/11/63	300 bp	20,166
CMBX NA BBB– Index	BBB–/P	9,522	158,000	5/11/63	300 bp	9,882
CMBX NA BBB– Index	BBB–/P	4,785	70,000	5/11/63	300 bp	4,945
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	31,595	285,000	5/11/63	300 bp	32,246
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	24,458	596,000	5/11/63	300 bp	25,818
CMBX NA BBB– Index	BBB–/P	36,250	473,000	5/11/63	300 bp	37,330
CMBX NA BBB– Index	BBB–/P	23,820	327,000	5/11/63	300 bp	24,567
CMBX NA BBB– Index	BBB–/P	24,736	310,000	5/11/63	300 bp	25,444
CMBX NA BBB– Index	BBB–/P	24,002	310,000	5/11/63	300 bp	24,710
CMBX NA BBB– Index	BBB–/P	20,393	310,000	5/11/63	300 bp	21,101
CMBX NA BBB– Index	BBB–/P	3,483	300,000	5/11/63	300 bp	4,168
CMBX NA BBB– Index	BBB–/P	33,557	297,000	5/11/63	300 bp	34,235
CMBX NA BBB– Index	BBB–/P	4,548	296,000	5/11/63	300 bp	5,224
CMBX NA BBB– Index	BBB–/P	5,180	294,000	5/11/63	300 bp	5,851
CMBX NA BBB– Index	BBB–/P	8,915	293,000	5/11/63	300 bp	9,584
CMBX NA BBB– Index	BBB–/P	19,183	241,000	5/11/63	300 bp	19,733
CMBX NA BBB– Index	BBB–/P	822	106,000	5/11/63	300 bp	1,064
CMBX NA BB Index	—	(2,356)	451,000	5/11/63	(500 bp)	(2,118)
CMBX NA BB Index	—	(5,274)	302,000	5/11/63	(500 bp)	(5,115)
CMBX NA BB Index	—	3,310	214,000	5/11/63	(500 bp)	3,423
CMBX NA BB Index	—	5,493	208,000	5/11/63	(500 bp)	5,602
CMBX NA BB Index	—	(1,152)	150,000	5/11/63	(500 bp)	(1,073)
CMBX NA BB Index	—	(1,437)	150,000	5/11/63	(500 bp)	(1,358)

58     Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(1,368)	$150,000	5/11/63	(500 bp)	$(1,289)
CMBX NA BB Index	—	2,140	107,000	5/11/63	(500 bp)	2,196
CMBX NA BB Index	—	1,034	100,000	5/11/63	(500 bp)	1,087
CMBX NA BB Index	—	(5,819)	300,000	5/11/63	(500 bp)	(5,660)
CMBX NA BBB– Index	BBB–/P	21,383	874,000	5/11/63	300 bp	23,379
CMBX NA BBB– Index	BBB–/P	(8,820)	585,000	5/11/63	300 bp	(7,485)
CMBX NA BBB– Index	BBB–/P	(7,209)	585,000	5/11/63	300 bp	(5,873)
CMBX NA BBB– Index	BBB–/P	763	575,000	5/11/63	300 bp	1,885
CMBX NA BBB– Index	BBB–/P	(10,745)	555,000	5/11/63	300 bp	(9,478)
CMBX NA BBB– Index	BBB–/P	1,811	391,000	5/11/63	300 bp	2,704
CMBX NA BBB– Index	BBB–/P	(3,898)	388,000	5/11/63	300 bp	(3,012)
CMBX NA BBB– Index	BBB–/P	225	338,000	5/11/63	300 bp	997
CMBX NA BBB– Index	BBB–/P	1,936	319,000	5/11/63	300 bp	2,665
CMBX NA BBB– Index	BBB–/P	1,455	314,000	5/11/63	300 bp	2,172
CMBX NA BBB– Index	BBB–/P	11,967	277,000	5/11/63	300 bp	12,599
CMBX NA BBB– Index	BBB–/P	5,210	276,000	5/11/63	300 bp	5,841
CMBX NA BBB– Index	BBB–/P	5,977	276,000	5/11/63	300 bp	6,607
CMBX NA BBB– Index	BBB–/P	(4,968)	275,000	5/11/63	300 bp	(4,340)
CMBX NA BBB– Index	BBB–/P	190	274,000	5/11/63	300 bp	816
CMBX NA BBB– Index	BBB–/P	949	274,000	5/11/63	300 bp	1,575
CMBX NA BBB– Index	BBB–/P	6,520	274,000	5/11/63	300 bp	7,145
CMBX NA BBB– Index	BBB–/P	3,110	261,000	5/11/63	300 bp	3,706
CMBX NA BBB– Index	BBB–/P	2,595	261,000	5/11/63	300 bp	3,191
CMBX NA BBB– Index	BBB–/P	(2,443)	261,000	5/11/63	300 bp	(1,848)

Absolute Return 700 Fund     59

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$704	$261,000	5/11/63	300 bp	$1,300
CMBX NA BBB– Index	BBB–/P	(869)	260,000	5/11/63	300 bp	(275)
CMBX NA BBB– Index	BBB–/P	(880)	260,000	5/11/63	300 bp	(286)
CMBX NA BBB– Index	BBB–/P	(864)	259,000	5/11/63	300 bp	(273)
CMBX NA BBB– Index	BBB–/P	(2,585)	258,000	5/11/63	300 bp	(1,995)
CMBX NA BBB– Index	BBB–/P	(2,159)	258,000	5/11/63	300 bp	(1,570)
CMBX NA BBB– Index	BBB–/P	10,625	222,000	5/11/63	300 bp	11,132
CMBX NA BBB– Index	BBB–/P	(784)	130,000	5/11/63	300 bp	(487)
CMBX NA BBB– Index	BBB–/P	(1,230)	129,000	5/11/63	300 bp	(936)
CMBX NA BBB– Index	—	(16,329)	289,000	1/17/47	(300 bp)	(10,860)
CMBX NA BBB– Index	—	(13,376)	285,000	1/17/47	(300 bp)	(7,985)
Goldman Sachs International
CMBX NA BB Index	—	(2,216)	209,000	5/11/63	(500 bp)	(2,106)
CMBX NA BB Index	—	(1,441)	150,000	5/11/63	(500 bp)	(1,361)
CMBX NA BB Index	—	2,419	107,000	5/11/63	(500 bp)	2,476
CMBX NA BBB– Index	BBB–/P	4,501	394,000	5/11/63	300 bp	5,400
CMBX NA BBB– Index	BBB–/P	(4,582)	275,000	5/11/63	300 bp	(3,956)
CMBX NA BBB– Index	BBB–/P	1,557	261,000	5/11/63	300 bp	2,153
CMBX NA BBB– Index	BBB–/P	(1,043)	260,000	5/11/63	300 bp	(450)
CMBX NA BBB– Index	BBB–/P	(2,423)	259,000	5/11/63	300 bp	(1,832)
CMBX NA BBB– Index	BBB–/P	(2,598)	259,000	5/11/63	300 bp	(2,006)
CMBX NA BBB– Index	BBB–/P	(2,598)	259,000	5/11/63	300 bp	(2,006)
CMBX NA BBB– Index	BBB–/P	(2,072)	258,000	5/11/63	300 bp	(1,483)

60     Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(1,407)	$129,000	5/11/63	300 bp	$(1,113)
CMBX NA BBB– Index	BBB–/P	(136)	51,000	5/11/63	300 bp	(20)
Total		$294,070	$345,796
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2014. Securities rated by Putnam are indicated by “/P.”

Absolute Return 700 Fund     61

36px 6px 36px; color:#000000

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$9,619,667	$—	$—
Capital goods	11,750,424	—	—
Communication services	8,081,054	—	—
Conglomerates	31,040,440	—	—
Consumer cyclicals	44,621,465	—	—
Consumer staples	37,470,886	—	—
Energy	27,835,695	—	—
Financials	64,300,463	—	—
Health care	45,069,632	—	—
Technology	53,783,926	—	—
Transportation	7,691,158	—	—
Utilities and power	11,111,658	—	—
Total common stocks	352,376,468	—	—
Commodity linked notes	$—	$45,046,741	$—
Corporate bonds and notes	—	92,703,944	—
Foreign government and agency bonds and notes	—	7,124,150	—
Investment companies	78,766,008	—	—
Mortgage-backed securities	—	181,780,968	—
Purchased options outstanding	—	5,872,706	—
Purchased swap options outstanding	—	177,164	—
Senior loans	—	50,132,983	—
U.S. government agency obligations	—	573,443	—
U.S. government and agency mortgage obligations	—	148,742,187	—
U.S. treasury obligations	—	798,087	—
Short-term investments	198,634,213	41,598,280	—
Totals by level	$629,776,689	$574,550,653	$—
62     Absolute Return 700 Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$5,129,134	$—
Futures contracts	2,223,100	—	—
Written options outstanding	—	(2,155,180)	—
Written swap options outstanding	—	(2,775,264)	—
Forward premium swap option contracts	—	(23,511)	—
TBA sale commitments	—	(56,571,562)	—
Interest rate swap contracts	—	(4,088,698)	—
Total return swap contracts	—	19,173,025	—
Credit default contracts	—	51,726	—
Totals by level	$2,223,100	$(41,260,330)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund     63

Statement of assets and liabilities 10/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $959,229,859)	$1,012,513,129
Affiliated issuers (identified cost $191,814,213) (Notes 1 and 5)	191,814,213
Cash	57,709
Foreign currency (cost $1,792) (Note 1)	1,780
Dividends, interest and other receivables	5,376,551
Receivable for shares of the fund sold	4,085,446
Receivable for investments sold	24,433,649
Receivable for sales of delayed delivery securities (Note 1)	31,029,259
Receivable for variation margin (Note 1)	12,325,300
Unrealized appreciation on forward premium swap option contracts (Note 1)	171,118
Unrealized appreciation on forward currency contracts (Note 1)	6,923,055
Unrealized appreciation on OTC swap contracts (Note 1)	52,542,181
Premium paid on OTC swap contracts (Note 1)	248,826
Prepaid assets	41,726
Total assets	1,341,563,942
LIABILITIES
Payable for investments purchased	16,558,834
Payable for purchases of delayed delivery securities (Note 1)	108,132,844
Payable for shares of the fund repurchased	1,654,368
Payable for compensation of Manager (Note 2)	756,387
Payable for custodian fees (Note 2)	25,556
Payable for investor servicing fees (Note 2)	212,908
Payable for Trustee compensation and expenses (Note 2)	77,725
Payable for administrative services (Note 2)	2,940
Payable for distribution fees (Note 2)	231,735
Payable for variation margin (Note 1)	11,669,751
Unrealized depreciation on OTC swap contracts (Note 1)	33,029,184
Premium received on OTC swap contracts (Note 1)	537,072
Unrealized depreciation on forward currency contracts (Note 1)	1,793,921
Unrealized depreciation on forward premium swap option contracts (Note 1)	194,629
Written options outstanding, at value (premiums $3,494,583) (Notes 1 and 3)	4,930,444
TBA sale commitments, at value (proceeds receivable $56,547,949) (Note 1)	56,571,562
Collateral on certain derivative contracts, at value (Note 1)	8,808,659
Other accrued expenses	267,351
Total liabilities	245,455,870
Net assets	$1,096,108,072

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

64     Absolute Return 700 Fund

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$987,943,092
	Distributions in excess of net investment income (Note 1)	(16,422,869)
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	46,283,915
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	78,303,934
	Total — Representing net assets applicable to capital shares outstanding	$1,096,108,072
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($328,249,849 divided by 25,828,311 shares)	$12.71
	Offering price per class A share (100/94.25 of $12.71)*	$13.49
	Net asset value and offering price per class B share ($28,072,273 divided by 2,257,499 shares)**	$12.44
	Net asset value and offering price per class C share ($160,681,532 divided by 12,921,690 shares)**	$12.44
	Net asset value and redemption price per class M share ($5,285,609 divided by 422,145 shares)	$12.52
	Offering price per class M share (100/96.50 of $12.52)*	$12.97
	Net asset value, offering price and redemption price per class R share ($1,847,954 divided by 146,970 shares)	$12.57
	Net asset value, offering price and redemption price per class R5 share ($11,225 divided by 879 shares)†	$12.78
	Net asset value, offering price and redemption price per class R6 share ($6,678,204 divided by 522,801 shares)	$12.77
	Net asset value, offering price and redemption price per class Y share ($565,281,426 divided by 44,375,482 shares)	$12.74
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund     65

Statement of operations Year ended 10/31/14
INVESTMENT INCOME
Interest (including interest income of $115,311 from investments in affiliated issuers) (Note 5)	$21,222,340
Dividends (net of foreign tax of $105,010)	8,735,151
Total investment income	29,957,491
EXPENSES
Compensation of Manager (Note 2)	8,288,699
Investor servicing fees (Note 2)	1,304,125
Custodian fees (Note 2)	85,380
Trustee compensation and expenses (Note 2)	55,608
Distribution fees (Note 2)	2,727,713
Administrative services (Note 2)	25,606
Other	569,953
Total expenses	13,057,084
Expense reduction (Note 2)	(9,741)
Net expenses	13,047,343
Net investment income	16,910,148

Net realized gain on investments (Notes 1 and 3)	77,082,797
Net realized loss on swap contracts (Note 1)	(39,819,789)
Net realized gain on futures contracts (Note 1)	4,260,020
Net realized loss on foreign currency transactions (Note 1)	(504,304)
Net realized loss on written options (Notes 1 and 3)	(1,385,277)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,938,374
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(7,486,919)
Net gain on investments	40,084,902
Net increase in net assets resulting from operations	$56,995,050

The accompanying notes are an integral part of these financial statements.

66     Absolute Return 700 Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 10/31/14	Year ended 10/31/13
Operations:
Net investment income	$16,910,148	$17,675,102
Net realized gain (loss) on investments and foreign currency transactions	39,633,447	(24,029,554)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	451,455	35,937,348
Net increase in net assets resulting from operations	56,995,050	29,582,896
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,999,508)	(342,713)
Class B	(127,876)	—
Class C	(660,606)	—
Class M	(30,942)	—
Class R	(18,601)	(381)
Class R5	(147)	(18)
Class R6	(95,842)	(22)
Class Y	(6,740,179)	(1,112,674)
Increase from capital share transactions (Note 4)	50,609,801	187,329,624
Total increase in net assets	95,931,150	215,456,712
NET ASSETS
Beginning of year	1,000,176,922	784,720,210
End of year (including undistributed net investment income of $16,422,869 and $13,760,387, respectively)	$1,096,108,072	$1,000,176,922

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund     67

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2014	$12.17	.20	.48	.68	(.14)	—	(.14)	—	$12.71	5.65	$328,250	1.24	1.63	313[e]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	(.01)	—	12.17	3.42	346,385	1.25	2.04	199[f]
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	—	11.78	7.97	331,370	1.33[d]	1.82[d]	164[f]
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37[d]	2.86[d]	174[f]
October 31, 2010	11.16	.43	.06	.49	(.15)	(.05)	(.20)	—[g]	11.45	4.44	279,592	1.63[d]	3.81[d]	244[f]
Class B
October 31, 2014	$11.91	.11	.47	.58	(.05)	—	(.05)	—	$12.44	4.92	$28,072	1.99	.88	313[e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199[f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.13	26,015	2.08[d]	1.06[d]	164[f]
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12[d]	2.14[d]	174[f]
October 31, 2010	11.08	.34	.05	.39	(.11)	(.05)	(.16)	—[g]	11.31	3.54	18,375	2.38[d]	3.05[d]	244[f]
Class C
October 31, 2014	$11.91	.11	.47	.58	(.05)	—	(.05)	—	$12.44	4.91	$160,682	1.99	.88	313[e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199[f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.16	138,619	2.08[d]	1.06[d]	164[f]
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12[d]	2.12[d]	174[f]
October 31, 2010	11.09	.34	.06	.40	(.13)	(.05)	(.18)	—[g]	11.31	3.59	98,655	2.38[d]	3.05[d]	244[f]
Class M
October 31, 2014	$11.99	.14	.47	.61	(.08)	—	(.08)	—	$12.52	5.12	$5,286	1.74	1.12	313[e]
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199[f]
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	—	11.65	7.40	4,105	1.83[d]	1.31[d]	164[f]
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87[d]	2.34[d]	174[f]
October 31, 2010	11.10	.37	.03	.40	(.13)	(.05)	(.18)	—[g]	11.32	3.64	3,134	2.13[d]	3.30[d]	244[f]
Class R
October 31, 2014	$12.04	.17	.48	.65	(.12)	—	(.12)	—	$12.57	5.40	$1,848	1.49	1.39	313[e]
October 31, 2013	11.68	.21	.15	.36	—[g]	—	—[f]	—	12.04	3.11	2,005	1.50	1.77	199[f]
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	—	11.68	7.77	1,235	1.58[d]	1.52[d]	164[f]
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62[d]	2.60[d]	174[f]
October 31, 2010	11.12	.40	.04	.44	(.14)	(.05)	(.19)	—[g]	11.37	3.97	431	1.88[d]	3.56[d]	244[f]
Class R5
October 31, 2014	$12.22	.24	.49	.73	(.17)	—	(.17)	—	$12.78	6.03	$11.96		1.90	313[e]
October 31, 2013	11.81	.28	.15	.43	(.02)	—	(.02)	—	12.22	3.66	11	1.02	2.29	199[f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.34*[d]	.54*[d]	164[f]
Class R6
October 31, 2014	$12.23	.24	.48	.72	(.18)	—	(.18)	—	$12.77	5.97	$6,678.91		1.96	313[e]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	(.03)	—	12.23	3.79	6,500.92		2.09	199[f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*[d]	.58*[d]	164[f]
Class Y
October 31, 2014	$12.20	.23	.49	.72	(.18)	—	(.18)	—	$12.74	5.93	$565,281.99		1.88	313[e]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	(.04)	—	12.20	3.67	464,035	1.00	2.27	199[f]
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	—	11.81	8.31	283,356	1.08[d]	2.04[d]	164[f]
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12[d]	3.13[d]	174[f]
October 31, 2010	11.17	.46	.05	.51	(.16)	(.05)	(.21)	—[g]	11.47	4.64	169,634	1.38[d]	4.04[d]	244[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

68	Absolute Return 700 Fund	Absolute Return 700 Fund	69

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11	10/31/10
Class A	0.05%	0.08%	0.03%
Class B	0.05	0.08	0.03
Class C	0.05	0.08	0.03
Class M	0.05	0.08	0.03
Class R	0.05	0.08	0.03
Class R5	—	N/A	N/A
Class R6	—	N/A	N/A
Class Y	0.05	0.08	0.03

e  Portfolio turnover includes TBA purchase and sale commitments.

f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	463%
October 31, 2012	487
October 31, 2011	407
October 31, 2010	464

gAmount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

70     Absolute Return 700 Fund

Notes to financial statements 10/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through October 31, 2014.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

Absolute Return 700 Fund     71

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

72     Absolute Return 700 Fund

are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

Absolute Return 700 Fund     73

unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

74     Absolute Return 700 Fund

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Absolute Return 700 Fund     75

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $7,169,926 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,197,135 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $370,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of

76     Absolute Return 700 Fund

credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $35,419,703 to increase distributions in excess of net investment income, $203,962 to increase paid-in-capital and $35,215,741 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$70,834,643
Unrealized depreciation	(18,058,691)
Net unrealized appreciation	52,775,952
Undistributed ordinary income	8,387,946
Undistributed long-term gain	48,688,261
Cost for federal income tax purposes	$1,151,529,217

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,
0.980%	of the next $5 billion,
0.930%	of the next $10 billion,
0.880%	of the next $10 billion,
0.830%	of the next $50 billion,
0.810%	of the next $50 billion,
0.800%	of the next $100 billion and
0.795%	of any excess thereafter.

Absolute Return 700 Fund     77

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.871% of the fund’s average net assets before a decrease of $821,283 (0.079% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to limit the fund’s total expenses through February 29, 2016, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) will not exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

78     Absolute Return 700 Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$430,842
Class B	35,489
Class C	192,777
Class M	6,098
Class R	2,352
Class R5	11
Class R6	3,139
Class Y	633,417
Total	$1,304,125

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,500 under the expense offset arrangements and by $7,241 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $627, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$859,212
Class B	283,192
Class C	1,539,376
Class M	36,548
Class R	9,385
Total	$2,727,713

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $117,931 and $3,069 from the sale of class A and class M shares, respectively, and received $18,209 and $4,587 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,375 and no monies on class A and class M redemptions, respectively.

Absolute Return 700 Fund     79

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,699,083,751	$2,626,789,657
U.S. government securities (Long-term)	—	—
Total	$2,699,083,751	$2,626,789,657

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$12,600,000	$—	$1,866,012	$642,292
Options opened	312,775,800	3,432,956	804,454,963	10,817,994
Options exercised	(3,190,500)	(22,334)	—	—
Options expired	(5,334,000)	(52,206)	(108,224,483)	(4,422,476)
Options closed	(206,532,000)	(825,391)	(610,460,495)	(6,076,252)
Written options outstanding at the end of the reporting period	$110,319,300	$2,533,025	$87,635,997	$961,558

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	6,653,561	$82,804,806	9,548,148	$114,169,615
Shares issued in connection with reinvestment of distributions	299,439	3,641,187	26,634	310,819
	6,953,000	86,445,993	9,574,782	114,480,434
Shares repurchased	(9,595,180)	(119,560,403)	(9,242,561)	(110,681,279)
Net increase (decrease)	(2,642,180)	$(33,114,410)	332,221	$3,799,155

	Year ended 10/31/14		Year ended 10/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	271,121	$3,307,619	472,692	$5,564,826
Shares issued in connection with reinvestment of distributions	10,150	121,599	—	—
	281,271	3,429,218	472,692	5,564,826
Shares repurchased	(389,485)	(4,754,786)	(349,031)	(4,105,601)
Net increase (decrease)	(108,214)	$(1,325,568)	123,661	$1,459,225

80     Absolute Return 700 Fund

	Year ended 10/31/14		Year ended 10/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	3,297,436	$40,293,927	3,745,106	$44,007,969
Shares issued in connection with reinvestment of distributions	47,345	567,189	—	—
	3,344,781	40,861,116	3,745,106	44,007,969
Shares repurchased	(2,895,365)	(35,335,371)	(3,220,952)	(37,866,781)
Net increase	449,416	$5,525,745	524,154	$6,141,188

	Year ended 10/31/14		Year ended 10/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	113,895	$1,396,714	112,620	$1,325,143
Shares issued in connection with reinvestment of distributions	2,463	29,630	—	—
	116,358	1,426,344	112,620	1,325,143
Shares repurchased	(72,443)	(886,521)	(86,751)	(1,022,559)
Net increase	43,915	$539,823	25,869	$302,584

	Year ended 10/31/14		Year ended 10/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	39,691	$488,699	107,725	$1,268,726
Shares issued in connection with reinvestment of distributions	1,542	18,601	33	381
	41,233	507,300	107,758	1,269,107
Shares repurchased	(60,755)	(745,697)	(46,992)	(556,373)
Net increase (decrease)	(19,522)	$(238,397)	60,766	$712,734

	Year ended 10/31/14		Year ended 10/31/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	12	147	2	18
	12	147	2	18
Shares repurchased	—	—	—	—
Net increase	12	$147	2	$18

	Year ended 10/31/14		Year ended 10/31/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	123,039	$1,536,117	612,220	$7,487,175
Shares issued in connection with reinvestment of distributions	7,862	95,842	2	22
	130,901	1,631,959	612,222	7,487,197
Shares repurchased	(139,598)	(1,736,634)	(81,589)	(986,932)
Net increase (decrease)	(8,697)	$(104,675)	530,633	$6,500,265

Absolute Return 700 Fund     81

	Year ended 10/31/14		Year ended 10/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	18,967,042	$236,701,531	26,312,188	$315,776,014
Shares issued in connection with reinvestment of distributions	470,609	5,722,600	76,709	895,189
	19,437,651	242,424,131	26,388,897	316,671,203
Shares repurchased	(13,103,798)	(163,096,995)	(12,347,969)	(148,256,748)
Net increase	6,333,853	$79,327,136	14,040,928	$168,414,455

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	879	100.0%	11,225
Class R6	880	0.2	11,238

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$—	$40,445,215	$40,445,215	$3,311	$—
Putnam Short Term Investment Fund*	131,328,141	476,489,901	416,003,829	112,000	191,814,213
Totals	$131,328,141	$516,935,116	$456,449,044	$115,311	$191,814,213

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

82     Absolute Return 700 Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,800,000
Purchased TBA commitment option contracts (contract amount)	$74,200,000
Purchased swap option contracts (contract amount)	$54,600,000
Written equity option contracts (contract amount) (Note 3)	$1,500,000
Written TBA commitment option contracts (contract amount) (Note 3)	$127,800,000
Written swap option contracts (contract amount) (Note 3)	$65,100,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$415,600,000
OTC interest rate swap contracts (notional)	$1,300,000
Centrally cleared interest rate swap contracts (notional)	$398,100,000
OTC total return swap contracts (notional)	$1,585,800,000
OTC credit default contracts (notional)	$12,400,000
Centrally cleared credit default contracts (notional)	$116,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$51,726	Payables, Net assets — Unrealized depreciation	$—
Foreign exchange contracts	Receivables	6,923,055	Payables	1,793,921
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	62,624,019*	Payables, Net assets — Unrealized depreciation	35,440,875*
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	2,420,722*	Payables, Net assets — Unrealized depreciation	11,200,524*
Total		$72,019,522		$48,435,320

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.
Absolute Return 700 Fund     83

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,451,223	$5,451,223
Foreign exchange contracts	—	—	(498,431)	—	(498,431)
Equity contracts	(15,822,659)	7,007,436	—	(41,322,854)	(50,138,077)
Interest rate contracts	(980,825)	(2,747,416)	—	(3,948,158)	(7,676,399)
Total	$(16,803,484)	$4,260,020	$(498,431)	$(39,819,789)	$(52,861,684)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,336,643)	$(1,336,643)
Foreign exchange contracts	—	—	7,068,966	—	7,068,966
Equity contracts	(2,611,491)	3,992,290	—	27,086,033	28,466,832
Interest rate contracts	(270,531)	(1,524,461)	—	2,333,888	538,896
Total	$(2,882,022)	$2,467,829	$7,068,966	$28,083,278	$34,738,051

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Absolute Return 700 Fund     85

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$1,101,035	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,101,035
OTC Total return swap contracts*#	25,158,283	153,753	—	3,074,431	5,091	3,834,619	6,136,638	—	10,468	—	—	—	13,612,457	—	51,985,740
OTC Credit default contracts*#	1,984	651	—	—	43,356	—	5,735	—	—	—	—	—	—	—	51,726
Centrally cleared credit default contracts§	—	—	8,903,725	—	—	—	—	—	—	—	—	—	—	—	8,903,725
Futures contracts§	—	—	—	—	—	—	—	—	—	2,320,540	—	—	—	—	2,320,540
Forward currency contracts#	290,750	1,260,177	—	606,906	1,267,432	469,840	343,867	449,776	587,107	—	61,708	875,340	355,413	354,739	6,923,055
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	171,118	—	—	—	—	—	171,118
Purchased swap options**#	85,958	—	—	—	91,206	—	—	—	—	—	—	—	—	—	177,164
Purchased options**#	—	—	—	—	—	—	—	—	5,872,706	—	—	—	—	—	5,872,706
Total Assets	$25,536,975	$1,414,581	$10,004,760	$3,681,337	$1,407,085	$4,304,459	$6,486,240	$449,776	$6,641,399	$2,320,540	$61,708	$875,340	$13,967,870	$354,739	$77,506,809
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	1,057,451	—	—	—	—	—	—	—	—	—	—	—	1,057,451
OTC Total return swap contracts*#	23,324,047	69,439	—	1,220,516	2,358	2,589,491	191,295	—	5,415,569	—	—	—	—	—	32,812,715
OTC Credit default contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	8,903,725	—	—	—	—	—	—	—	—	—	—	—	8,903,725
Futures contracts§	—	—	—	—	—	—	—	—	—	1,708,575	—	—	—	—	1,708,575
Forward currency contracts#	64,878	135,296	—	139,915	179,554	70,889	74,516	98,595	190,795	—	20,439	769,293	—	49,751	1,793,921
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	194,629	—	—	—	—	—	194,629
Written swap options#	626,053	—	—	—	266,850	—	—	—	1,882,361	—	—	—	—	—	2,775,264
Written options#	—	—	—	—	—	—	—	—	2,155,180	—	—	—	—	—	2,155,180
Total Liabilities	$24,014,978	$204,735	$9,961,176	$1,360,431	$448,762	$2,660,380	$265,811	$98,595	$9,838,534	$1,708,575	$20,439	$769,293	$—	$49,751	$51,401,460
Total Financial and Derivative Net Assets	$1,521,997	$1,209,846	$43,584	$2,320,906	$958,323	$1,644,079	$6,220,429	$351,181	$(3,197,135)	$611,965	$41,269	$106,047	$13,967,870	$304,988	$26,105,349
Total collateral received (pledged)†##	$1,288,572	$912,007	$—	$2,320,906	$810,028	$1,644,079	$2,945,443	$268,080	$(370,000)	$—	$—	$—	$3,414,455	$—
Net amount	$233,425	$297,839	$43,584	$—	$148,295	$—	$3,274,986	$83,101	$(2,827,135)	$611,965	$41,269	$106,047	$10,553,415	$304,988

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

86     Absolute Return 700 Fund

Absolute Return 700 Fund     87

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $53,580,270 as a capital gain dividend with respect to the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 46.07% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 54.95%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

88     Absolute Return 700 Fund

Shareholder meeting results

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
49,475,001	643,858	1,594,566	10,600,135
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Absolute Return 700 Fund     89

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

90     Absolute Return 700 Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 700 Fund     91

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2002

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

92     Absolute Return 700 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN107
291279 12/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2014	$132,251	$ —	$15,529	$ —
October 31, 2013	$131,596	$ —	$14,640	$ —

For the fiscal years ended October 31, 2014 and October 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $591,703 and $164,640 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2014	$ —	$576,174	$ —	$ —

October 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014